SCUDDER
                                                                 INVESTMENTS(SM)
                                                                 [LOGO]

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EQUITY/GLOBAL
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Scudder Global
Discovery Fund


Annual Report
October 31, 2000




The fund seeks to provide above-average capital appreciation over the long term.

Scudder Global Discovery Fund is properly known as Global Discovery Fund.

Contents
--------------------------------------------------------------------------------

                4     Letter from the Fund's President

                6     Performance Update

                8     Portfolio Summary

               10     Portfolio Management Discussion

               18     Glossary of Investment Terms

               19     Investment Portfolio

               25     Financial Statements

               28     Financial Highlights

               29     Notes to Financial Statements

               37     Report of Independent Accountants

               38     Tax Information

               39     Shareholder Meeting Results

               40     Officers and Directors

               41     Investment Products and Services

               43     Account Management Resources

Scudder Global Discovery Fund

--------------------------------------------------------------------------------
ticker symbol SGSCX                                              fund number 010
--------------------------------------------------------------------------------

Date of               o    For the 12-month period ended October 31, 2000, the
Inception:                 fund provided a total return of 33.25%, compared with
9/10/91                    a 13.69% return for its benchmark, the Salomon
                           Brothers World Equity Extended Market Index.

Total Net             o    The fall of the Nasdaq in March ushered in a period
Assets of                  of unprecedented stock market turbulence in the
Scudder                    United States that spread abroad, throwing markets
Shares as of               around the world into turmoil.
10/31/00:
$574 million          o    The fund benefited from timely moves out of many of
                           the technology stocks whose prices exceeded rational valuation measurements, and by adding to positions in energy, health care, and services.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The 12-month period has been extremely volatile for many global investors. Interest rates in the United States rose, while the historic gains in technology, telecommunications, and media stocks ended suddenly in March. In spite of this tumult, Scudder Global Discovery Fund was able to outperform its benchmark by a wide margin.

As portfolio managers Gerry Moran and Steven Stokes discuss in the interview that begins on page 10, this outperformance was due in part to timely moves out of many of the technology stocks whose prices exceeded rational valuation measurements. At the beginning of 2000, the managers began a more defensive positioning of the portfolio by adding to positions in energy, health care, and services. As a result of this reallocation, as well as good stock selection, the fund provided a total return of 33.25% for the period ended October 31, 2000, compared with a 13.69% return for its unmanaged benchmark, the Salomon Brothers World Equity Extended Market Index.

For current information on your fund and your account, visit our Web site at www.scudder.com. There you'll find a wealth of information, including the most recent fund performance, the latest news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling 1-800-SCUDDER (1-800-728-3337).

Thank you for your continued interest in Scudder Global Discovery Fund.

Sincerely,


/s/Lin Coughlin

Linda C. Coughlin
President
Scudder Global Discovery Fund

Performance Update
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:


                         Yearly periods ended October 31

                Global Discovery            Salomon Brothers
             Fund -- Scudder Shares        World Equity EMI*
             ----------------------        -----------------

9/99**                10000                      10000
'91                    9770                      10148
'92                    9894                       9705
'93                   13459                      12714
'94                   13837                      13493
'95                   14988                      14422
'96                   18131                      16569
'97                   20151                      18779
'98                   20390                      17934
'99                   28944                      21064
'00                   38568                      23947


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                               Growth of                                 Average
Period ended 10/31/2000         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Global Discovery Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                         $  13,325               33.25%            33.25%
--------------------------------------------------------------------------------
5 year                         $  25,733              157.33%            20.81%
--------------------------------------------------------------------------------
Life of Class**                $  39,210              292.10%            16.12%
--------------------------------------------------------------------------------
Salomon Brothers World Equity EMI*
--------------------------------------------------------------------------------
1 year                         $  11,369               13.69%            13.69%
--------------------------------------------------------------------------------
5 year                         $  16,606               66.06%            10.68%
--------------------------------------------------------------------------------
Life of Class**                $  23,947              139.47%            10.09%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                         Yearly periods ended October 31

       Global Discovery              Salomon Brothers
     Fund -- Scudder Shares          World Equity EMI*
     ----------------------          -----------------

1991*          -0.67                      1.48
1992            1.26                     -4.37
1993           36.04                     31.01
1994            2.80                      6.13
1995            8.32                      6.88
1996           20.97                     14.89
1997           11.14                     13.34
1998            1.19                     -4.50
1999           41.95                     17.45
2000           33.25                     13.69


               1991** 1992   1993   1994   1995   1996  1997   1998   1999   2000
------------------------------------------------------------------------------------
Class Total
Return (%)      -.67  1.26  36.04   2.80   8.32  20.97 11.14   1.19  41.95  33.25
------------------------------------------------------------------------------------
Index Total
Return (%)***   1.48 -4.37  31.01   6.13   6.88  14.89 13.34  -4.50  17.45  13.69
------------------------------------------------------------------------------------
Net Asset Value
($)            11.92 12.05  16.14  16.27  17.54  20.45 21.64  19.81  28.17  35.01
------------------------------------------------------------------------------------
Income
Dividends ($)     --   .02    .07    .18     --    .20   .13    .64     --     --
------------------------------------------------------------------------------------
Capital Gains
Distributions ($) --    --    .12    .15    .08    .44   .86   1.41     --   2.38
------------------------------------------------------------------------------------

* The Salomon Brothers World Equity Extended Market Index is an unmanaged small capitalization stock universe of 22 countries. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 10, 1991. Index comparisons begin September 30, 1991.

*** Prior to April 30, 1997, the Morgan Stanley Capital International World Index was used as a comparative index.

     Performance is historical and assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total returns for the one-year, five-year, and life of Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 10% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                             Management seeks to
                                                                invest in stocks
                                                        primarily based on their
                                                        individual merits rather
                                                              than attempting to
                                                              allocate assets to
                                                             specific geographic
                                                                        regions.
U.S. & Canada               60%
Europe                      32%
Japan                        6%
Pacific Basin                2%
-------------------------------------
                           100%
-------------------------------------

--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
(Excludes 10% Cash Equivalents)

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

                                                           We looked to increase
                                                                      the fund's
                                                              diversification by
                                                         increasing our exposure
                                                         to Europe and investing
                                                            new money in sectors
                                                          other than technology,
                                                            including energy and
                                                                    health care.
Health                      21%
Service Industries          17%
Technology                  17%
Financial                   16%
Energy                      12%
Consumer Discretionary       8%
Manufacturing                5%
Consumer Staples             2%
Media                        1%
Other                        1%
-------------------------------------
                           100%
-------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(30% of Portfolio)                                           While the portfolio
                                                                   tends to have
                                                          significant individual
                                                           positions, management
                                                           pursues a diversified
                                                         approach and emphasizes
                                                           companies that have a
                                                         low correlation to each
                                                                          other.

  1.     Symbol Technologies, Inc.
         Manufacturer of bar code laser scanners in the United
         States

  2.     Nabors Industries, Inc.
         Contractor of land drilling in the United States

  3.     Biomet, Inc.
         Manufacturer of surgical implant devices in the United
         States

  4.     S&P Mid-Cap 400 Depositary Receipts
         Security that represents ownership in Mid-Cap SPDR
         Trust in the United States

  5.     Serco Group plc
         Provider of facilities management services in the United Kingdom

  6.     Irish Life & Permanent plc
         Operator of retail financial services group in Ireland

  7.     St. Jude Medical, Inc.
         Manufacturer of heart valves in the United States

  8.     Legg Mason, Inc.
         Provider of various financial services in the United
         States

  9.     Marschollek, Lautenschlaeger und Partner AG
         Independent life insurance company in Germany

 10.     Fiserv, Inc.
         Provider of data processing services in the United
         States

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion

In the following interview, portfolio managers Gerald J. Moran and Steven T. Stokes discuss the market environment and their approach to managing the fund.

     Q: Can you provide a general overview of the performance of Scudder Global Discovery Fund for the past 12 months and the drivers behind it?

     A: I think stock picking really came through for us during the fiscal year. Despite rising interest rates and extreme volatility, the fund gained 33.25%, well ahead of the benchmark, Salomon Brothers World Equity Extended Market Index (EMI), which rose roughly 13.69% for the 12-month period ended October 31, 2000. The EMI is an unmanaged, small-capitalization stock universe spanning 22 countries. The index is comprised of the smallest 20% of global small-cap stocks. The fund also performed well against its peers, topping the 21.22% average annual return of Lipper's global small-capitalization equity group.

     During the first half of the period, technology, media, and telecommunications stocks (commonly referred to as the megasector TMT) dominated the major world markets. These stocks, especially the trendy yet untested "dot-com" names, were grabbing media and investor attention with outrageous gains, while nearly all other sectors -- banks, retailers, and food producers, most notably -- attracted little interest and showed absolute declines.

     The collapse of the Nasdaq in March changed everything. It ushered in a period of unprecedented stock market turbulence in the United States that spread abroad, throwing markets around the world into turmoil. Even so, during the first half of the period, overall fund performance was propelled by the fund's holdings in some well-chosen technology stocks, and by selective profit taking in several long-term winners. Our effort to concentrate allocations to stocks in which we held great conviction was also instrumental to our success. As a result, approximately 70% of the fund's gains during the period can be attributed to 10 stocks.

     Q: Could you provide a general overview of management activity throughout the period?

     A: Portfolio turnover during the period was higher than usual. But, given the extreme market conditions, significant structural change proved necessary. We began the period with a significant overweighting as compared with the benchmark in technology stocks, which helped the fund capture some of that sector's stellar gains in the first quarter. In general, the fund's tech holdings reaped the benefits of a magical combination: explosive growth, strong prospects for earnings, and, in our opinion, overblown investor enthusiasm.

     Clearly, the world is in the midst of a technological revolution. History reveals, however, that when investors become fixated on new technologies and concentrate activity on one type of stock -- personal computer companies in the 1980s, for example -- it creates a speculative bubble that's more than likely to burst. This was our contention with regard to the U.S. technology market. We were skeptical of what we believed to be over-ebullience and feared increasing volatility. Because of extraordinary price appreciation, the technology component of the portfolio had swelled to about 45 percent. We were uncomfortable with that and wanted to position the fund more defensively.

     We took profits in virtually all of our most successful tech holdings. Some, like Israeli-based Check Point Software, had had spectacular gains. In addition, we trimmed overpriced financial and service stocks that had been major contributors to the fund's success. We directed new money into sectors other than technology, including energy, where we expected modest price increases to result from gas shortages in North America. We sought to further diversify the portfolio by reducing our holdings in the United States and broadening our exposure to Europe.

     After the beginning of the new year, we cut back even further on technology and added aggressively to health care stocks. Despite our best efforts to buffer the fund, volatility got the best of us -- as it did for just about everyone -- in March and April.

     Throughout the remainder of the year, we continued to reduce technology exposure and to pursue broader diversification. We dramatically increased our weightings in health care, energy, and financial stocks that we believed could withstand the pressure of rising interest rates. Our strategy proved effective. We can attribute most of the fund's strongly competitive performance in the second half of the period to gains in health care and energy holdings, which more than offset our TMT losses.

     Q: Were there economic trends or political events that presented particular challenges or benefits to fund performance?

     A: The big story was, of course, the far-reaching effects of successive hikes in U.S. interest rates and the eventual implosion of the tech market. In the United States, volatility reached historic proportions, sending capital markets throughout the world into turmoil. Taking a cue from the Federal Reserve Board, European central banks raised rates in response to concerns that economic growth was overblown. This, together with persistent concern over the smooth integration of the European Economic and Monetary Union (EMU), further weakened the already beleaguered euro, and hampered stock market performance there. Japan continued to experience macroeconomic problems and low levels of investor confidence.

     Q: Would you address performance of the fund's largest holdings? Were there notable successes or disappointments?

     A: Our biggest winner was one of the fund's oldest holdings: Network Appliance, Inc., a U.S. designer and manufacturer of network data storage devices. This is a classic example of finding a diamond in the rough. We purchased the stock at a time when it was relatively small and undervalued. As the need for increasingly faster data transmission and consequently increasingly fast storage capabilities escalated, so too did earnings and investor enthusiasm. We began to parcel out the stock, taking profits along the way, as its market capitalization grew too large for the fund's investment discipline.

     Alexion Pharmaceuticals, a small U.S. biotech company, was also one of our top performers. Again, as is our aim, we established a fairly significant position in this stock early on. Later we traveled with our biotech analyst to company headquarters in New Haven, Connecticut. We spent four hours talking with the president of the company, discussing drugs in development and their potential for broad-based applications. We were impressed both with management and with the products in the pipeline. Ultimately, we doubled our holdings in the company, landing it among our largest allocations.

     On the flip side, our frequent communication with the management of Mercator Software did not help us avoid an earnings disappointment. The company had logged steady growth of about 50% when it began reporting accounting problems. We were caught by surprise when earnings fell short. When earnings don't follow revenues, revenues start to dwindle. We sold out of the stock, but not before suffering losses.

     Q: How will you seek to position the portfolio going forward?

     A: We are pleased with the portfolio's recent restructuring and plan to make no major changes. Our goal now is to find the best stocks we can. We believe that much of the irrational exuberance that infected the tech markets has been washed out. We don't expect a roaring recovery in tech, however. It seems likely that the sector will continue to be volatile and equally unlikely that many of the smaller Internet-related companies will ever see their highs again if indeed they survive. While we no longer expect technology to dominate our top 10 holdings, we do expect to continue to see robust gains from the fund's technology holdings, if we do our job right.

     As such, we'll seek more of a balance among what we consider the four building blocks of growth. Technology stocks fall into the first category, stocks with high growth potential. Of course, higher growth means higher risk. To minimize it, our strategy is to diversify the portfolio's largest holdings by choosing stocks that are non-correlated, or driven by different economic and political forces. To help shield the portfolio from the likely ripple effects of continued volatility, especially in TMT, we'll look to health care companies, specifically biotech companies. Today these offer tremendous growth potential based on drug development and advances in human genome mapping.

     Second, we want steady growth companies. These have a greater degree of earnings dependability. Generally, financial services companies such as Marschollek Lautenschlaeger und Partner, a German financial services company that has been among the fund's strongest contributors, are in this category. Third, we seek growth stocks at value prices. Usually these are companies with solid fundamentals and tremendous growth prospects that are largely undiscovered. A great example of this is Irish Life & Permanent, a very inexpensive and fast-growing insurance company. We view purchases in the Irish financials in general as an indirect and relatively safe way to benefit from U.S.-based corporate spending. And as the only English-speaking country in the EMU, Ireland has become the logical place for participants to set up shop.

     Finally, we look for companies that need only a catalyst to grow. Energy companies are a good example of that. As we mentioned previously, the North American supply of gas is tight and reserves are at an all-time low. Drilling has only recently begun to pick up. Prices, therefore, are on the rise.

     This is not a "damn the torpedoes, full speed ahead" kind of fund. We will modulate our speed until we feel reasonably well protected from undue downside risk. That said, we will try to limit our exposure to these sectors to no more than twice that of the index as a measure of risk control.

     Q: What is your near-term outlook for the global markets?

     A: At the end of the reporting period, about half of the fund's assets were in U.S. securities, with the majority of the balance in European holdings. We don't expect to alter the fund's geographic distribution greatly. On a relative basis, the U.S. market appears to offer greater opportunities than either Europe or Japan, despite expectations for continued volatility, and U.S. dollar weakness, both of which are worrisome. Interest rates probably have peaked for the near term, however, which should promote robust company earnings.

     European markets continue to be plagued by rising interest rates and a weak, albeit slightly stabilizing, euro. Additionally, the continued acquisition of U.S. stocks by European companies has exacerbated the euro's weakness. Attempts at intervention by the European Central Bank have been ineffective thus far. Still, while the falling euro has been a problem, it appears to be well on the road to recovery and has thus favorably affected our outlook for that part of the world. We now consider the region to be on a par with the United States.

     The Japanese market continues to face fundamental challenges that have grown increasingly apparent over the past six months. Soft macroeconomic conditions and low levels of consumer confidence were -- and continue to be -- problematic. Ongoing concerns about the sustainability of the country's economic recovery remain a central reason behind this fragile sentiment. That said, we believe that Japanese markets may be bottoming out.

     We see two main risks over the next 12 months. The first would be a concerted downturn in the U.S. capital markets, marking the end of a 10-year, bull market run. A downward spiral in U.S. equities, joined by a falling dollar, would clearly not bode well for international markets, either. The second potential risk is a pick-up in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock the markets as these concerns and others continue to occupy investor sentiment in the short term. However, we believe that investors who remain diversified among global markets for the long term will ultimately be rewarded by the important changes that continue to transform economies around the world.





     The opinions expressed are those of the portfolio management team as of October 31, 2000, and may not actually come to pass.

Scudder Global Discovery Fund:
A Team Approach to Investing

Scudder Global Discovery Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager Gerald J. Moran has set the fund's investment strategy and overseen its daily operation since the fund was introduced in 1991. Mr. Moran joined the Adviser's equity research and management area in 1968 and has been a portfolio manager since 1985.

Portfolio manager Steven T. Stokes joined the Adviser in 1996 and the fund team in 1999. Mr. Stokes has 13 years of experience as an equity analyst and has been a portfolio manager since 1994.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Currency        A significant decline of a currency's value
           Devaluation        relative to other currencies, such as the U.S.
                              dollar, typically resulting from the cessation of a country's central bank intervention in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can reduce the total return of their investment.

                   EMU        The integration of European economies involving,
             (European        among other changes, a move to a single currency
          Economic and        for member nations. To qualify for EMU membership,
              Monetary        nations will be required to meet certain
                Union)        guidelines concerning total governmental debt and
                              annual budget deficits, designed to ensure a strong common currency.

           Fundamental        Analysis of companies based on the projected
              Research        impact of management, products, sales, and
                              earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

          Growth Stock        Stock of a company that has displayed
                              above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole.
                              Distinct from value stock.

        Price/Earnings        A widely used gauge of a stock's valuation that
           Ratio (P/E)        indicates what investors are paying for a
       (also "earnings        company's earning power at the current stock
            multiple")        price. A P/E ratio may be based on a company's
                              projected earnings for the coming 12 months. A higher "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

          Total Return        The most common yardstick to measure the
                              performance of a fund. Total return -- annualized or compounded -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms) Additional glossary terms are located at our Internet Web site-- www.scudder.com.

Investment Portfolio                                      as of October 31, 2000
--------------------------------------------------------------------------------

                                                                   Principal
                                                                   Amount ($)     Value ($)
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Short-Term Investments 9.5%
-------------------------------------------------------------------------------------------

 Student Loan Marketing Association, 6.45%**, 11/1/2000                          ----------
    (Cost $82,139,000) ..........................................   82,139,000   82,139,000
                                                                                 ----------

                                                           Shares
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Common Stocks 90.5%
-------------------------------------------------------------------------------------------

 Austria 0.1%
 Schoeller-Bleckmann Oilfield Equipment AG
    (Manufacturer of parts for drilling technology) .............      136,000    1,189,490
                                                                                 ----------
 Canada 2.9%
 Mosaic Group, Inc.* (Provider of sales, marketing and
    corporate communications services) ..........................      504,000    3,804,398
 QLT, Inc.* (Developer of pharmaceutical products) ..............      162,700    8,116,311
 Talisman Energy, Inc.* (Explorer and producer of oil and gas) ..      430,100   13,536,787
                                                                                 ----------
                                                                                 25,457,496
                                                                                 ----------
 Denmark 0.2%
 Genmab A/S* (Biotechnology company that develops
    human antibody-based products used to treat a
    variety of life-threatening diseases) .......................       70,800    1,865,655
                                                                                 ----------
 Finland 1.1%
 JOT Automation Group Oyj (Manufacturer of high
    technology production automation systems
    and equipment) ..............................................    2,666,800    9,284,506
                                                                                 ----------
 France 3.8%
 Altran Technologies S.A. (Provider of engineering and
    consulting services) ........................................       96,724   19,785,888
 Dassault Systemes S.A. (Manufacturer of software products) .....       80,451    6,138,101
 Trader.com N.V. "A"* (Publisher of advertising
    newspapers) .................................................       98,900      791,200
 Transiciel S.A. (Designer, developer and installer of
    computer software) ..........................................      129,768    6,363,618
                                                                                 ----------
                                                                                 33,078,807
                                                                                 ----------

    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------


                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------

 Germany 3.7%
 Epcos AG* (Producer of electronic components and
    integrated circuits) ....................................       73,297    5,570,494
 Hawesko Holding AG (Marketer of wines and liqueurs and
    related products) .......................................       19,056      263,757
 Marschollek, Lautenschlaeger und Partner AG (pfd.)
    (Independent life insurance company) ....................      159,100   21,480,867
 Pfeiffer Vacuum Technology AG (ADR) (Manufacturer of
    various pumps and vacuum systems) .......................       64,300    2,515,738
 Telesens AG* (Producer of billing systems) .................       40,410    2,127,478
                                                                             ----------
                                                                             31,958,334
                                                                             ----------
 Hong Kong 2.0%
 Legend Holdings Ltd. (Manufacturer of computers and
    related products) .......................................    8,138,400    6,887,575
 Li & Fung Ltd. (Operator of an export trading business) ....    5,454,000   10,140,666
                                                                             ----------
                                                                             17,028,241
                                                                             ----------
 Indonesia 0.0%
 PT Steady Safe Transportation Service Tbk* (Operator of
    taxis and buses in Jakarta) .............................          444           14
                                                                             ----------
 Ireland 6.8%
 Anglo Irish Bank Corp. plc (Provider of financial services
    for the business and private sectors) ...................    6,460,732   14,977,139
 Elan Corp. "A" (Warrants) expire 12/31/2001 (Developer of
    controlled-absorption drug delivery systems) ............      194,200   13,011,400
 Irish Continental Group plc (Transporter of passengers,
    freight and containers between Ireland, the U.K .........
    and the continent) ......................................      211,555    1,167,673
 Irish Life & Permanent plc (Retail financial services group)    2,263,887   22,703,308
 Jurys Doyle Hotel Group plc (Hotel operator) ...............      616,435    4,684,841
 Ryan Hotels plc (Owner and operator of hotel chain) ........    1,967,686    1,904,781
                                                                             ----------
                                                                             58,449,142
                                                                             ----------
 Israel 0.1%
 Ceragon Networks Ltd.* (Developer and manufacturer of
    wireless networking systems) ............................       43,700      546,250
                                                                             ----------
 Italy 1.2%
 Bulgari SpA (Manufacturer and retailer of fine jewelry,
    luxury watches and perfumes) ............................      865,400   10,192,433
                                                                             ----------
 Japan 5.4%
 Benesse Corp. (Provider of educational services) ...........      128,000    7,041,995
 Chugai Pharmaceutical Co., Ltd. (Pharmaceutical company) ...      537,000    9,119,054


    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------

                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------
KYORIN Pharmaceutical Co., Ltd. (Retailer of
    prescription medicines) ..................................      217,000    7,143,132
 Shinko Securities Co., Ltd. (Provider of financial services)     5,078,000   15,458,427
 Uni-Charm Co. (Manufacturer of sanitary napkins, diapers
    and body care goods) .....................................      174,000    7,450,761
                                                                              ----------
                                                                              46,213,369
                                                                              ----------
 Luxembourg 0.7%
 Millicom International Cellular S.A.* (Developer and
    operator of cellular telephone networks) .................      194,600    5,983,950
                                                                              ----------
 Norway 0.2%
 Stepstone ASA* (Provider of job listings on the Internet) ...      921,500    2,017,412
                                                                              ----------
 Poland 0.1%
 Pioneer Poland Fund (Closed-end investment company) (b) .....            3    1,156,992
                                                                              ----------
 Portugal 0.3%
 PT Multimedia Servicos* (Provider of cable television,
    Internet and e-commerce services) ........................       75,400    2,138,466
                                                                              ----------
 Spain 0.1%
 Sogecable S.A.* (Provider of cable television) ..............       41,793    1,022,070
                                                                              ----------
 Sweden 1.5%
 AU-System AB* (Delivers consulting services and solutions
    for the development of advanced Internet and wireless
    technologies) ............................................      178,000    1,148,559
 Eniro AB* (Publisher of catalogues and
    telephone directories) ...................................      262,900    2,472,249
 Enlight Interactive AB "B"* (Developer of
    educational software) ....................................      171,500      823,529
 Metro International S.A. "A"* (Publisher of local editions of
    Metro newspaper) .........................................       26,280      265,534
 Metro International S.A. "B"* (Publisher of local editions of
    Metro newspaper) .........................................       61,320      742,269
 Telelogic AB* (Developer of software for the
    telecommunications industry) .............................    1,162,700    7,676,891
                                                                              ----------
                                                                              13,129,031
                                                                              ----------
 Taiwan 0.2%
 GigaMedia Ltd.* (Provider of broadband Internet access
    services and content) ....................................      289,472    1,411,176
                                                                              ----------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------------


                                                                Shares       Value ($)
--------------------------------------------------------------------------------------

 United Kingdom 8.7%
 Guardian IT plc (Provider of business continuity and
    disaster recovery services) ............................      105,020    1,407,901
 Matalan plc (Clothing retailer) ...........................    1,521,930   14,337,271
 Misys plc (Provider of computer, support and data services)      887,667    9,237,043
 NDS Group plc (ADR)* (Provider of open solutions that
    enable data to be transferred digitally) ...............       68,500    5,137,500
 NSB Retail Systems plc (Provider of decision
    support software) ......................................      475,000    1,101,468
 PizzaExpress plc (Operator of pizza restaurants) ..........      385,092    3,686,343
 RM plc (Information technology solutions to
    educational markets) ...................................      677,500    7,226,792
 Regus plc* (Provider of a mix of workstations,
    conference rooms and support services,
    including Internet connections) ........................      411,681    1,868,706
 Serco Group plc (Facilities management company) ...........    2,658,452   24,465,890
 Shire Pharmaceuticals Group plc* (Pharmaceutical company) .      213,217    4,326,217
 Taylor Nelson Sofres plc (Market research company) ........      676,213    2,646,097
                                                                            ----------
                                                                            75,441,228
                                                                            ----------
 United States 51.4%
 Alexion Pharmaceuticals, Inc.* (Developer of
    immunoregulatory compounds) ............................      175,400   18,131,975
 Alkermes, Inc.* (Neuropharmaceutical company
    developing products to aid treatment of central
    nervous system) ........................................      325,200   12,052,725
 Alpharma Inc. "A" (Manufacturer and marketer of human
    pharmaceutical and animal health products) .............      298,100   11,570,006
 Anadarko Petroleum Corp. (Explorer and producer of
    crude oil and natural gas) .............................      219,100   14,033,355
 ANADIGICS, Inc.* (Supplier of radio and microwave
    frequency integrated circuits for use in television
    and telecommunication applications) ....................      214,400    4,797,200
 Answerthink, Inc.* (Provider of consulting and technology-
    enabled solutions focused on the Internet and
    web-enabled commerce) ..................................      267,200    4,375,400
 Barrett Resources Corp.* (Explorer and producer of
    oil and gas) ...........................................      262,000    9,530,250
 Biomet, Inc. (Manufacturer of surgical implant devices) ...      764,050   27,649,059
 CTS Corp. (Manufacturer of electronic and
    electromechanical components) ..........................       56,000    2,404,500
 Celgene Corp.* (Pharmaceutical company) ...................      165,600   10,660,500
 Concord EFS, Inc.* (Provider of electronic transaction
    authorization, processing, settlement and
    transfer services) .....................................      506,450   20,922,713
 Diamond Offshore Drilling, Inc. (Offshore oil and gas
    well drilling) .........................................      391,100   13,517,394


    The accompanying notes are an integral part of the financial statements.

----------------------------------------------------------------------------------------

                                                                  Shares       Value ($)
----------------------------------------------------------------------------------------

 EOG Resources, Inc. (Oil and gas company) .................       305,700    12,036,938
 Fiserv, Inc.* (Provider of data processing services) ......       409,543    21,475,411
 H & R Block, Inc. (Tax consulting and preparation) ........       192,900     6,884,119
 Hain Celestial Group, Inc.* (Distributes and sells natural,
    organic and specialty food products)  ..................       138,600     5,500,688
 ITXC Corp.* (Provider of Internet-based voice and
    fax services) ..........................................       141,700     1,496,706
 Internet Security Systems, Inc.* (Provider of security
    management solutions for the Internet) .................       165,100    14,570,075
 Invitrogen Corp.* (Developer & provider of technologies
    for molecular biology research) ........................        52,600     4,000,888
 Legg Mason, Inc. (Provider of various financial services) .       414,400    21,522,900
 MIH Ltd.* (Provider of pay-TV services) ...................       134,100     3,402,788
 Manugistics Group, Inc.* (Provider of solutions for
    enterprises and evolving e-business trading networks) ..        59,700     6,802,069
 NPS Pharmaceuticals, Inc.* (Developer of small
    molecule drugs) ........................................       135,100     5,792,413
 Nabors Industries, Inc.* (Contractor of land drilling) ....       544,800    27,730,320
 OpenTV Corp. "A"* (Developer of interactive
    television software) ...................................        23,300       626,188
 Polycom, Inc.* (Manufacturer of audio and data
    conferencing products) .................................       222,200    14,443,000
 PurchasePro.com, Inc.* (Provider of Internet
    business-to-business electronic commerce services) .....       338,800     9,147,600
 Rational Software Corp.* (Software products and services
    for development of software applications) ..............       277,600    16,569,250
 S & P Mid-Cap 400 Depositary Receipts (Security that
    represents ownership in the Mid-Cap SPDR Trust) ........       280,800    26,711,100
 St. Jude Medical, Inc. (Manufacturer of heart valves) .....       403,100    22,170,500
 Symbol Technologies, Inc. (Manufacturer of bar code
    laser scanners) ........................................       875,650    39,787,347
 Tiffany & Co. (Retailer of jewelry and gift items) ........       363,000    15,495,563
 Veritas DGC, Inc.* (Provider of land, transition zone and
    marine-based seismic data acquisition) .................       103,000     3,090,000
 Watchguard Technologies, Inc.* (Provider of Internet
    security products) .....................................        83,800     4,190,000
 Waters Corp.* (Provider of high-performance liquid
    chromatography products and services) ..................       160,000    11,610,000
                                                                             -----------
                                                                             444,700,940
                                                                             -----------

----------------------------------------------------------------------------------------
Total Common Stocks (Cost $580,616,436)                                      782,265,002
----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $662,755,436) (a)                 864,404,002
----------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $662,861,693. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $201,542,309. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $266,331,813 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,789,504.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,156,992 (0.13% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2000 aggregated $1,477,500.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------
Investments in securities, at value (cost $662,755,436) ...............   $ 864,404,002
Receivable for investments sold .......................................         970,927
Dividends receivable ..................................................         344,021
Receivable for Fund shares sold .......................................       6,669,847
Foreign taxes recoverable .............................................         149,950
Due from Adviser ......................................................          28,697
                                                                          -------------
Total assets ..........................................................     872,567,444

Liabilities
---------------------------------------------------------------------------------------
Payable for investments purchased .....................................       5,627,457
Payable for Fund shares redeemed ......................................       1,116,835
Accrued management fee ................................................         915,644
Accrued Directors' fees and expenses ..................................          61,784
Other accrued expenses and payables ...................................       1,234,830
                                                                          -------------
Total liabilities .....................................................       8,956,550
---------------------------------------------------------------------------------------
Net assets, at value                                                      $ 863,610,894
---------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income 123,361 Net unrealized appreciation
(depreciation) on:
  Investments .........................................................     201,648,566
  Foreign currency related transactions ...............................         (18,856)
Accumulated net realized gain (loss) ..................................      58,751,451
Paid-in capital .......................................................     603,106,372
---------------------------------------------------------------------------------------
Net assets, at value                                                      $ 863,610,894
---------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------
Scudder Shares
Net Asset Value offering and redemption price per share ($574,282,218 /
   16,405,175 shares of capital stock outstanding, $.01 par value,        -------------
   30,000,000 shares authorized) ......................................   $       35.01
                                                                          -------------
Class A
Net Asset Value and redemption price per share ($152,620,484 / 4,398,724
   shares of capital stock outstanding, $.01 par value, 40,000,000        -------------
   shares authorized) .................................................   $       34.70
                                                                          -------------

                                                                          -------------
Maximum offering price per share (100 / 94.25 of $34.70) ..............   $       36.82
                                                                          -------------

Class B
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($108,217,760 / 3,189,875 shares of
   capital stock outstanding, $.01 par value, 20,000,000                  -------------
   shares authorized) .................................................   $       33.93
                                                                          -------------

Class C
Net Asset Value offering and redemption price (subject to contingent deferred sales charge) per share ($28,490,432 / 837,995 shares of
   capital stock outstanding, $.01 par value, 10,000,000 shares           -------------
   authorized) ........................................................   $       34.00
                                                                          -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $219,843) ..........  $   4,451,610
Interest .......................................................      3,206,565
                                                                  -------------
Total Income ...................................................      7,658,175
                                                                  -------------
Expenses:
Management fee .................................................      9,046,223
Services to shareholders .......................................      2,631,510
Custodian and accounting fees ..................................      1,143,156
Distribution services fees .....................................        811,474
Administrative services fees ...................................        571,413
Auditing .......................................................         99,493
Legal ..........................................................          9,948
Directors' fees and expenses ...................................         91,795
Reports to shareholders ........................................        210,080
Registration fees ..............................................         99,744
Other ..........................................................         33,228
                                                                  -------------
Total expenses, before expense reductions ......................     14,748,064
Expense reductions .............................................       (268,248)
                                                                  -------------
Total expenses, after expense reductions .......................     14,479,816
--------------------------------------------------------------------------------
Net investment income (loss)                                         (6,821,641)
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from:
Investments ....................................................    121,357,903
Foreign currency related transactions ..........................       (310,086)
                                                                  -------------
                                                                    121,047,817
                                                                  -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ....................................................     37,246,632
Foreign currency related transactions ..........................         (9,199)
                                                                  -------------
                                                                     37,237,433
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          158,285,250
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 151,463,609
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Years Ended October 31,
Increase (Decrease) in Net Assets                          2000             1999
----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (6,821,641)   $    (2,930,722)
Net realized gain (loss) on investment transactions       121,047,817         66,821,323
Net unrealized appreciation (depreciation) on
   investment transactions during the period  .....        37,237,433         73,964,169
                                                      ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ............................ ...       151,463,609        137,854,770
                                                      ---------------    ---------------
Distributions to shareholders from:
Net realized gains -- Scudder Shares ..............       (35,853,709)                --
Net realized gains -- Class A .....................        (5,097,672)                --
Net realized gains -- Class B .....................        (2,968,119)                --
Net realized gains -- Class C .....................          (855,376)                --
                                                      ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................     1,059,449,857        467,347,036
Reinvestment of distributions .....................        42,543,080               --
Cost of shares redeemed ...........................      (838,571,697)      (440,429,826)
                                                      ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      263,421,240          26,917,210
                                                      ---------------    ---------------
Increase (decrease) in net assets .................       370,109,973        164,771,980
Net assets at beginning of period .................       493,500,921        328,728,941

Net assets at end of period (including
   undistributed net investment income of $123,361
   and accumulated distributions in excess of net     ---------------    ---------------
   investment income of $2,180,693, respectively)..   $   863,610,894    $   493,500,921
                                                      ---------------    ---------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder Shares (a)

------------------------------------------------------------------------------------
Years Ended October 31,                   2000     1999     1998     1997    1996
------------------------------------------------------------------------------------
Net asset value, beginning of period   $28.17    $19.81   $21.64   $20.45  $17.54
                                       ---------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment
operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (b)       (.21)     (.13)    (.10)    (.12)   (.04)
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions      9.43      8.49      .32     2.30    3.59
                                       ---------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations       9.22      8.36      .22     2.18    3.55
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income                    --        --     (.64)    (.13)   (.20)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                          (2.38)       --    (1.41)    (.86)   (.44)
                                       ---------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                   (2.38)       --    (2.05)    (.99)   (.64)
------------------------------------------------------------------------------------
Net asset value, end of period         $35.01    $28.17   $19.81   $21.64  $20.45
                                       ---------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                        33.25     41.95     1.19    11.14   20.97
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)    574       404      310      349     351
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                           1.53(c)   1.68     1.65     1.63    1.60
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                           1.52(c)   1.68     1.65     1.63    1.60
------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                      (.59)     (.66)    (.45)    (.58)   (.20)
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                86        64       41       61      63
------------------------------------------------------------------------------------

(a) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(b)  Based on monthly average shares outstanding during the period.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.52% and 1.52%, respectively (see Notes to Financial Statements).

Notes to Financial Statements

A. Significant Accounting Policies

Global Discovery Fund (the "Fund") is a diversified series of Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $821,081,624 and $638,735,408, respectively.

C. Transactions with Affiliates

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 2000, the fee pursuant to the Agreement amounted to $9,046,223. Until February 29, 2000, the Adviser and certain subsidiaries had agreed to maintain expenses of the Fund as follows: Class A shares 2.01% of average daily net assets, Class B shares 2.83% of average daily net assets, and Class C shares 2.80% of average daily net assets. Effective March 1, 2000, the Adviser and certain subsidiaries have agreed to maintain expenses of the Fund, until February 28, 2001, as follows: Class A shares 1.98% of average daily net assets, Class B shares 2.83% of average daily net assets, and Class C shares 2.80% of average daily net assets.

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2000, the Distribution Fee was as follows:

                                                                 Unpaid at
                                                 Total          October 31,
                 Distribution Fee              Aggregated           2000
-------------------------------------------- ---------------  ---------------
Class B .............................        $      633,645   $      252,241
Class C .............................               177,829           20,236
                                             --------------   --------------
                                             $      811,474   $      272,477
                                             --------------   --------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2000 aggregated $402,759, of which $373,638 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2000, the CDSC for Classes B and C aggregated $175,773 and $8,469, respectively.

Administrative Service Fees. KDI provides information and administrative services to classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2000, the Administrative Service Fee was as follows:

                                                                 Unpaid at
                                                 Total           October 31,
            Administrative Service Fee         Aggregated           2000
-------------------------------------------- ---------------  ---------------
Class A ................................     $      301,999   $       26,674
Class B ................................            211,315           99,702
Class C ................................             58,099           30,825
                                             --------------   --------------
                                             $      571,413   $      157,201
                                             --------------   --------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's class A, B and C shares. For the year ended October 31, 2000, the amount charged to classes A, B and C by KSC aggregated $493,403, $396,622 and $115,603, respectively, of which $113,209, $102,639 and $23,703, respectively, is not imposed and $36,915, $20,657 and $18,053, respectively, is unpaid at October 31, 2000. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $697,580, of which $113,445 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended October 31, 2000, the amount charged to the Scudder Shares by STC aggregated $288,092, of which $25,314 is unpaid at October 31, 2000.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $765,719, of which $133,763 is unpaid at October 31, 2000.

Directors' Fees. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, the Directors' fees and expenses aggregated $34,401. In addition, a one-time fee of $57,394 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated board, the Adviser has agreed to bear $28,697 of such costs.

D. Capital Share Transactions

The following table summarizes capital share and dollar activity in the Fund:

                               Year Ended                         Year Ended
                            October 31, 2000                   October 31, 1999
                   -------------------------------- -------------------------------
                       Shares          Dollars          Shares           Dollars
Shares sold
-----------------------------------------------------------------------------------
Scudder Shares ....     7,852,273  $  293,016,942        5,590,925   $  133,793,434
Class A ...........    17,122,035     628,071,187       12,149,520      303,252,844
Class B ...........     2,648,775      96,608,721          892,185       22,521,387
Class C ...........     1,166,370      41,753,007          314,217        7,779,371
                       ----------  --------------       ----------   --------------
                       28,789,453  $1,059,449,857       18,946,847   $  467,347,036
                       ----------  --------------       ----------   --------------

Shares issued to shareholders in reinvestment of distributions
-----------------------------------------------------------------------------------
Scudder Shares ....     1,005,922  $   34,070,602               --   $           --
Class A ...........       144,729       4,877,084               --               --
Class B ...........        84,443       2,802,662               --               --
Class C ...........        23,863         792,732               --               --
                       ----------  --------------       ----------   --------------
                        1,258,957  $   42,543,080               --   $           --
                       ----------  --------------       ----------   --------------
Shares redeemed
-----------------------------------------------------------------------------------
Scudder Shares ....    (6,786,276)  $(250,450,250)      (6,880,203)   $(163,612,997)
Class A ...........   (14,821,388)   (547,112,786)     (10,768,400)    (268,241,904)
Class B ...........      (536,216)    (19,127,223)        (189,471)      (4,631,255)
Class C ...........      (622,446)    (21,881,438)        (155,289)      (3,943,670)
                       ----------  --------------       ----------   --------------
                      (22,766,326)  $(838,571,697)     (17,993,363)   $(440,429,826)
                       ----------  --------------       ----------   --------------

Net increase (decrease)
-----------------------------------------------------------------------------------
Scudder Shares ....     2,071,919  $   76,637,294       (1,289,278)   $ (29,819,563)
Class A ...........     2,445,376      85,835,485        1,381,120       35,010,940
Class B ...........     2,197,002      80,284,160          702,714       17,890,132
Class C ...........       567,787      20,664,301          158,928        3,835,701
                       ----------  --------------       ----------   --------------
                        7,282,084  $  263,421,240          953,484   $   26,917,210
                       ----------  --------------       ----------   --------------

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors of Global/International Fund, Inc. and to the Scudder Shares Shareholders of Global Discovery Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the Scudder Shares financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Scudder Shares financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
December 21, 2000

Tax Information                                                    (Unaudited)
--------------------------------------------------------------------------------

The Fund paid distributions of $1.69 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $118,000,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $219,843 and earned $219,843 of foreign source income during the year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Global Discovery Fund (the "fund"), a series of Global/International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Directors of the Global/International Fund, Inc.

                                                         Number of Votes:
   Director                                         For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          11,807,579           306,472
   Linda C. Coughlin                             11,794,646           319,406
   Dawn-Marie Driscoll                           11,808,614           305,438
   Edgar R. Fiedler                              11,796,328           317,723
   Keith R. Fox                                  11,816,858           297,194
   Joan E. Spero                                 11,799,609           314,442
   Jean Gleason Stromberg                        11,800,712           313,340
   Jean C. Tempel                                11,801,332           312,720
   Steven Zaleznick                              11,791,003           323,049
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                                Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     11,788,783             125,069              200,200                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics,
      Bentley College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Director; President, The
      Doris Duke Charitable
      Foundation

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Director; President and Chief
     Executive Officer, AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Susan Dahl*
   o  Vice President

 William F. Glavin*
   o  Vice President

 William E. Holzer*
   o  Vice President

 Gerald J. Moran*
   o  Vice President

 James E. Masur*
   o  Vice President

 M. Isabel Saltzman*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary


 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       41

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.



This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER
INVESTMENTS(SM)
[LOGO]

PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                          ENDED OCTOBER 31, 2000

Kemper Global Discovery Fund seeks above-average capital appreciation over the long term by investing primarily in equity securities of small companies located throughout the world.

KEMPER GLOBAL
DISCOVERY FUND

 "... This is not a "damn the torpedoes, full speed ahead" kind of fund. We will modulate our speed until we feel reasonably well protected from undue downside risk. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

7
PERFORMANCE UPDATE

11
GEOGRAPHIC COMPOSITION
12
PORTFOLIO OF INVESTMENTS
17
FINANCIAL STATEMENTS
20
FINANCIAL HIGHLIGHTS
23
NOTES TO FINANCIAL STATEMENTS
28
REPORT OF INDEPENDENT ACCOUNTANTS
29
TAX INFORMATION
30
SHAREHOLDERS' MEETING

AT A GLANCE

 KEMPER GLOBAL DISCOVERY FUND
 TOTAL RETURNS
 FOR THE YEAR ENDED OCTOBER 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

                                                 KEMPER GLOBAL DISCOVERY     KEMPER GLOBAL DISCOVERY     LIPPER GLOBAL SMALL CAP
KEMPER GLOBAL DISCOVERY FUND CLASS A                  FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
------------------------------------             -----------------------     -----------------------     -----------------------
32.63                                                     31.51                       31.73                       21.22

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PERFORMANCE OF CLASSES WILL DIFFER. FOR ADDITIONAL INFORMATION, PLEASE SEE THE FUND'S PROSPECTUS.

RETURNS DURING PART OF THE PERIODS SHOWN INCLUDE THE EFFECT OF A TEMPORARY WAIVER OF MANAGEMENT FEES AND/OR ABSORPTION OF CERTAIN OPERATING EXPENSES BY THE INVESTMENT ADVISOR. WITHOUT SUCH WAIVER OR ABSORPTION, RETURNS WOULD HAVE BEEN

LOWER AND RATINGS OR RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.
INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, SHIFTING GOVERNMENT REGULATION AND DIFFERENCES IN LIQUIDITY.

INVESTING IN SECURITIES OF SMALL COMPANIES MAY INVOLVE A GREATER RISK OF LOSS AND MORE ABRUPT FLUCTUATIONS IN MARKET PRICE THAN INVESTMENTS IN LARGER COMPANIES.

 NET ASSET VALUE

                                   AS OF      AS OF
                                  10/31/00   10/31/99
 .........................................................
    GLOBAL DISCOVERY FUND CLASS
    A                               $34.70     $28.05
 .........................................................
    GLOBAL DISCOVERY FUND CLASS
    B                               $33.93     $27.69
 .........................................................
    GLOBAL DISCOVERY FUND CLASS
    C                               $34.00     $27.71
 .........................................................

 KEMPER GLOBAL DISCOVERY FUND
 LIPPER RANKINGS AS OF 10/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GLOBAL SMALL CAP FUNDS CATEGORY

                               CLASS A               CLASS B               CLASS C
 .............................................................................................
    1-YEAR                 #10 of 47 funds       #12 of 47 funds       #11 of 47 funds
 .............................................................................................

*LIPPER, INC. RANKINGS ARE BASED ON RETURNS THAT REFLECT CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED BUT DO NOT REFLECT SALES CHARGES. IF THEY HAD, RANKINGS MIGHT HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR INTERNATIONAL EQUITY STYLE BOX(TM)

[MORNINGSTAR               Source: Morningstar, Inc. as of 10/31/00. The
INTERNATIONAL EQUITY       Morningstar International Equity Style Box(TM)
STYLE BOX]                 placement is based on a fund's price-to- earnings
                           and price-to-cash-flow ratios relative to the
                           MSCI EAFE, as well as the size of the companies
                           in which it invests, or median market
                           capitalization. The style box represents a
                           snapshot of a fund's portfolio on a single day,
                           but it's not exact because a portfolio changes
                           from day to day. A longer-term view is
                           represented by the fund's Morningstar category,
                           which is based on actual investment style as
                           measured by the fund's underlying holdings over
                           the past three years.

CURRENCY WEAKNESS A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. Weakness may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a weakness in a foreign currency can have the effect of reducing an investment's total return because the investment, converted back into U.S. dollars, will require more of the foreign currency to purchase dollars.

FUNDAMENTAL RESEARCH Analysis of companies based on the projected impact of management, products, sales and earnings on their balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually experience more price volatility than the market as a whole. Distinct from value stock.

MARKET CAPITALIZATION The value of a company's outstanding shares of common stock, determined by multiplying the number of shares outstanding by the share price. The universe of publicly traded companies is frequently divided into large, mid and small capitalizations.

OVERWEIGHTING/UNDERWEIGHTING The allocation of assets -- usually in terms of sector, industry or country -- within a portfolio relative to the portfolio's benchmark index or investment universe.

ECONOMIC OVERVIEW


SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Times have been good. During the first half of 2000, the global economy grew faster than it has in over a decade. All regions participated. The United States, of course, was still powering ahead. The growth rate in Europe was nearly 4 percent. Asia fed off an electronics boom and a revitalized China. South America got a boost from an improved credit rating. New money pumped up energy producers from Mexico to the Middle East.

  Now for the bad news, which is that the best news is probably behind us. Global growth peaked in the spring, and in the United States, at least, the slowdown was abrupt. After 6 percent growth in the year ending June 30, the economy grew at a rate of just 2.43 percent during the summer. It seems that expensive energy, currency volatility and more widespread profit problems are bringing the exuberant global economy, including the United States, to heel. Let's explore these factors in more detail.

OIL, OIL, TOIL AND TROUBLE

  Although oil prices have receded somewhat, everyone's still jittery, and with good reason: Of the seven recessions since World War II, six were preceded by a spike in crude oil prices.

  Oil prices have already been strong enough for long enough to crimp growth, and they're biting the rest of the world even harder than the United States. But there are two factors working to our advantage. First, oil prices are still historically low. Oil is slightly more than $30 per barrel today, but it peaked at over $75 per barrel back in 1980 (stated in today's dollars). Second, our dependence on oil has decreased: The United States uses only roughly half as much oil to produce a unit of GDP as it did thirty years ago. This gives us hope that the economy can escape recession this time around.

  What would make us worry more? Outright energy shortages or a political crisis. If either happens, the odds of a recession occurring would rise steeply. People panic or become excessively cautious when they have to fret. Can I fill up my oil tank? Will there be a war? Their loss of confidence can be much more devastating than price increases alone.

CURRENCY CONCERNS

  Currency turmoil is a second danger to the economy. Central bankers have intervened to halt the euro's decline, and they're right that the euro is fundamentally undervalued. But intervention is a hazardous game. Let's hope they don't convince the markets that the euro should rise a lot very quickly. A suddenly weak dollar might make Europeans think about selling all those American stocks and bonds they've been buying, and would greatly complicate the Fed's inflation fight.

BUSINESS: BIG PLANS BUT PROFIT DISAPPOINTMENTS

  Profit warnings escalated late this summer, and we believe there's fire amid that smoke.

  Sure, businesses have had a voracious appetite for money -- and until very recently, corporate treasurers were finding it easily: Banks increased business lending by 10.8 percent in the past year. Bond markets have suddenly become a lot more picky, especially for low-quality credits, but money is still available for investment grade borrowers. Capital goods orders reflect executives' enthusiasm -- while volatile month-to-month, they have been up an average of 15 to 20 percent compared to a year ago for the past six months.

  Still, we expect total capital spending to slow, from this year's estimated 14 percent to 12.5 percent in 2001. The reason? A profit squeeze is about to take some of the edge off executives' animal spirits.

  We've always been more cautious than Wall Street about 2001 profits, and our forecast hasn't changed. Profits are likely to be flat to down next year for several reasons. First, the growth slowdown will make it harder to keep up the productivity gains that have kept labor costs under control. We saw the first evidence of how productivity slows along with economic growth in the third quarter: Productivity gains dipped to just 3.3 percent from the second quarter's remarkable 6.1 percent. Second, interest expense will surge (thanks to higher rates and all that new debt. Third, depreciation costs are escalating. And finally, the excessively weak euro and higher oil costs will sap earnings.

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (11/30/00)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       5.70                   6.40                   6.00                   4.80
Prime rate (2)                                  9.50                   9.25                   8.50                   8.00
Inflation rate (3)*                             3.50                   3.10                   2.60                   1.40
The U.S. dollar (4)                            11.10                   4.30                  -0.70                   1.20
Capital goods orders (5)*                       7.00                  17.10                  12.30                  -0.60
Industrial production (5)*                      5.20                   6.50                   4.40                   4.00
Employment growth (6)*                          1.80                   2.50                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 10/31/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


SAVING GRACES: FISCAL POLICY AND CONSUMER SPENDING

  While growth has peaked and is now slowing, we can be thankful that growth probably won't slow too much, thanks in part to a more stimulative fiscal policy and consumer spending.

  Fiscal policy is likely to be more stimulative. Of course, most economists agree that the last thing this pumped-up economy needs is another shot of stimulants -- too much stimulus, after all, is widely believed to cause inflation. But economists weren't running for office; politicians were. And inflation risk was about the last thing on the mind of either candidate in the heat of election campaigning. They wanted to win votes, and the time-tested way to do so was to make promises. Although we didn't have the name of the winner as of press time, neither candidate seems to be planning a lot of fiscal restraint -- but the good news is that neither candidate's plan is likely to be enacted until 2002 at the earliest.

  Second, consumers continue to spend, spend, spend. The personal savings rate keeps falling, from an already low 2.2 percent last year to a nearly invisible
0.1 percent this year. Critics of this admittedly squishy statistic claim it doesn't adequately capture households' growing wealth. As it turns out, however, the average American not only doesn't save much, but he's not getting wealthier in leaps and bounds, either.

  Net worth for the median family where the head of the household is over 45 (and where thoughts are presumably beginning to turn to retirement), rose less than $13,000 between 1995 and 1998. That's less than a 12 percent gain during the same three years the stock market nearly doubled and the market value of owner-occupied homes jumped 21 percent. Why didn't the average family get richer in that time? Because they were borrowing and spending like crazy. House values were up 21 percent -- but mortgage debt rose even faster, by 25 percent!

  Consumers' profligacy worries many financial professionals. Some people aren't saving enough for retirement because they have inflated expectations of future investment returns. Other people aren't saving enough for retirement because they don't realize just how much money they'll need. Either way, people aren't saving.

  Still, no one wants consumers to change their profligate ways too fast. After all, hearty consumer spending is a prime reason America's growth has stayed on a fast track so far. Most economists would like to see shoppers be a bit more moderate -- but only a bit. If Americans suddenly turned thrifty, the economy would lurch into reverse.

ECONOMIC OVERVIEW

  Luckily, there's little chance of that happening, unless lenders get cold feet. So far, they're hot to trot. In the past year, mortgage lending by banks rocketed nearly 17 percent while loans to consumers jumped 10 percent. Brokers are selling the loans banks don't want on their balance sheets to mortgage pools and the asset-backed securities market, where eager non-bank lenders are snapping them up. In the past year, these markets provided $625 billion of new credit, a leap of more than 12 percent.

  With so much money at their disposal, consumers didn't stay out of the shopping centers and restaurants for long. Consumer spending growth jumped up to
4.5 percent in the summer, and we expect it to stay well above 3 percent through 2001.

OMINOUS SIGNS?

  Decelerations are always tricky, to be sure. But barring some unexpected shock, overall economic growth should to pop back into the 3.5 percent to 4 percent range in 2001. Why? Borrowing costs a little more than it did last year, but money is still freely available for good quality borrowers. Capital goods orders are strong, so there's a lot of life left in business spending. Shoppers are a little pickier, but they're still more interested in visiting the mall than in filling their piggy banks. And after the election, no matter who wins, fiscal policy is likely to be more stimulative than it has been for years. The price to pay will likely be a rise in core inflation (inflation excluding food and energy). We expect it to hit 3 percent next year, up from its recent rate of
2.5 percent. We believe we'll make it safely through 2001, but investors should keep their hands on the wheel and their eyes peeled.

  THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF DECEMBER 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

  TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

Sincerely,

Scudder Kemper Investments, Economics Group

ECONOMIC OVERVIEW

                           [INTENTIONALLY LEFT BLANK]

PERFORMANCE UPDATE

[MORAN PHOTO]

GERALD MORAN IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER FOR KEMPER GLOBAL DISCOVERY FUND. HE HAS MANAGED THE FUND SINCE ITS INCEPTION IN 1991. MORAN HAS MORE THAN 30 YEARS OF INDUSTRY EXPERIENCE AND HAS WORKED EXCLUSIVELY WITH SMALL-COMPANY STOCKS FOR THE LAST DECADE. HE RECEIVED A BACHELOR'S DEGREE FROM YALE IN 1961.

[STOKES PHOTO]

STEVEN STOKES IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND HAS SERVED AS PORTFOLIO MANAGER FOR KEMPER GLOBAL DISCOVERY FUND SINCE 1999. PRIOR TO THAT, STOKES SPENT 10 YEARS AS AN EQUITY ANALYST AND A VALUE-STYLE PORTFOLIO MANAGER WITH ANOTHER FIRM. STOKES HOLDS A BACHELOR'S DEGREE IN FINANCE FROM THE STATE UNIVERSITY OF NEW YORK AND IS A CHARTERED FINANCIAL ANALYST.

VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION OF ANY PARTICULAR SECURITY.


                             THE CRASH OF THE U.S. TECHNOLOGY MARKETS IN MARCH HAD A "TSUNAMI EFFECT" THAT SWAMPED WORLD EQUITY MARKETS. PORTFOLIO MANAGERS GERRY MORAN AND STEVE STOKES SKILLFULLY RODE THE CREST OF THE WAVE, ONCE AGAIN TURNING IN STRONG PERFORMANCE, COMPARED WITH THE BENCHMARK INDEX AND MANY OF THE FUND'S PEERS. HERE THEY DISCUSS HOW ADROIT STOCK PICKING AND COURAGE OF CONVICTION KEPT THE FUND ON AN EVEN KEEL IN TREACHEROUS WATERS.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF FUND PERFORMANCE FOR THE ANNUAL
PERIOD AND THE DRIVERS BEHIND IT?

A     I think stock picking really came through for us during the fiscal year.
Kemper Global Discovery Fund, despite rising interest rates and extreme volatility, gained 32.63 percent (Class A shares, unadjusted for sales charges), over our benchmark Salomon Brothers World Equity Extended Market index (SB World Equity EMI), which rose roughly 13.69 percent for the one-year period ended October 31, 2000. The SB World Equity EMI is an unmanaged, small-capitalization stock universe spanning 22 countries. The index comprises the smallest 20 percent of global small-cap stocks. The fund also performed well against its peers, topping the 21.22 percent average annual return of Lipper's global small-capitalization equity group.

  During the first half of the period, technology, media and telecommunications stocks (commonly referred to as the megasector TMT) dominated the major world markets. These stocks, especially the trendy yet untested "dot-com" names, were grabbing media and investor attention with outrageous gains, while nearly all other sectors -- banks, retailers and food producers, most notably -- attracted little interest and showed absolute declines.

  The collapse of the Nasdaq in March changed everything. It ushered in a period of unprecedented stock-market turbulence in the United States that spread abroad, throwing markets around the world into turmoil. Even so, during the first half of the period, overall fund performance was propelled by the fund's holdings in some well-chosen technology stocks and by selective profit-taking in several long-term winners. Our effort to concentrate allocations to stocks in which we held great conviction was also instrumental to our success. As a result, approximately 70 percent of the fund's gains during the period can be attributed to 10 stocks.

Q     WILL YOU PROVIDE A GENERAL OVERVIEW OF MANAGEMENT ACTIVITY THROUGHOUT THE
PERIOD?

A     Portfolio turnover during the period was higher than usual, but given the extreme market conditions, significant structural change proved necessary. We began the period with a significant overweighting as compared with the benchmark in technology stocks, which helped the fund to capture some of that sector's stellar gains in the first quarter. In general, the fund's tech holdings reaped the benefits of a magical combination: explosive growth, strong prospects for earnings and, in our opinion, overblown investor enthusiasm.

PERFORMANCE UPDATE

  Clearly, the world is in the midst of a technological revolution. History reveals, however, that when investors become fixated on new technologies and concentrate activity on one type of stock -- personal computer companies in the 1980s, for example -- it creates a speculative bubble that's more than likely to burst. This was our contention with regard to the U.S. technology market. We were skeptical of what we believed to be over-ebullience and feared increasing volatility. Because of extraordinary price appreciation, the technology component of the portfolio had swelled to about 45 percent. We were uncomfortable with that and wanted to position the fund more defensively.

  We took profits in virtually all of our most successful tech holdings. Some, like Israel-based Check Point Software Technologies, have had spectacular gains. In addition, we trimmed overpriced financial and service stocks that had been major contributors to the fund's success. We directed new money into sectors other than technology, including energy, where we expected modest price increases to result from gas shortages in North America. We sought to further diversify the portfolio by reducing our holdings in the United States and broadening our exposure to Europe.

  Following the New Year, we cut back even further on technology and added aggressively to health care stocks. Despite our best efforts to buffer the fund, volatility got the best of us -- as it did for just about everyone -- in March and April.

  Throughout the remainder of the year, we continued to reduce technology exposure and to pursue broader diversification. We dramatically increased our weightings in health care, energy and financial stocks that we believed could withstand the pressure of rising interest rates. Our strategy proved effective. We can attribute most of the fund's strongly competitive performance in the second half of the period to gains in health care and energy holdings, which more than offset our TMT losses.

Q     WERE THERE ECONOMIC TRENDS OR POLITICAL EVENTS THAT PRESENTED PARTICULAR
CHALLENGES OR BENEFITS TO FUND PERFORMANCE?

A     The big story was, of course, the far-reaching effects of successive hikes in U.S. interest rates and the eventual implosion of the tech market. In the United States, volatility reached historic proportions and spread throughout the world. Taking a cue from the Federal Reserve, Europe raised rates in response to concerns that economic growth was overblown. This, together with persistent concern over the smooth integration of the European Economic and Monetary Union
(EMU), further weakened the already beleaguered euro and hampered stock market performance there. Japan continued to experience macroeconomic problems and low levels of investor confidence.

Q     AMONG THE FUND'S LARGEST HOLDINGS, WERE THERE NOTABLE SUCCESSES OR
DISAPPOINTMENTS?

A     Our biggest winner was one of the fund's oldest holdings: Network
Appliance, Inc., a U.S. designer and manufacturer of network data storage devices. This is a classic example of finding a diamond in the rough. We purchased the stock at a time when it was relatively small and undervalued. As the need for increasingly faster data transmission and consequently faster storage capabilities escalated, so too did earnings and investor enthusiasm. We began to parcel out the stock, taking profits along the way, as its market capitalization grew too large for the fund's investment discipline.

  Alexion Pharmaceuticals, a small U.S. biotech company, was also one of our top performers. Again, as is our aim, we established a fairly significant position in this stock early on. Later we traveled with our biotech analyst to company headquarters in New Haven, Connecticut. We spent four hours talking with the president of the company, discussing drugs in development and their potential for broad-based applications. We were impressed both with management and with the products in the pipeline. Ultimately, we doubled our holdings in the company, landing it among our largest allocations.

  On the flip side, our frequent communication with the management of Mercator Software did not help us avoid an earnings disappointment. The company had logged steady growth of about 50 percent when it began reporting accounting problems. We were caught by surprise when earnings fell short. When earnings don't follow revenues, revenues start to dwindle. We sold out of the stock, but not before suffering losses.

Q     HOW WILL YOU SEEK TO POSITION THE PORTFOLIO GOING FORWARD?

A     We are pleased with the portfolio's recent restructuring and plan to make no major changes. Our goal now is to find the best stocks we can.

PERFORMANCE UPDATE

  We believe that much of the irrational exuberance that infected the tech markets has been washed out. We don't expect a roaring recovery in tech, however. It seems likely that the sector will continue to be volatile and equally unlikely that many of the smaller Internet-related companies will ever see their highs again if, indeed, they survive. While we no longer expect technology to dominate our top 10 holdings, we do expect to continue to see robust gains from the fund's technology holdings, if we do our job right.

  Given these circumstances, we'll seek more of a balance among what we consider the four building blocks of growth. Technology stocks fall into the first category, stocks with high growth potential. Of course, higher growth means higher risk. To minimize it, our strategy is to diversify the portfolio's largest holdings by choosing stocks that are noncorrelated, or driven by different economic and political forces. To help shield the portfolio from the likely ripple effects of continued volatility, especially in TMT, we'll look to health care companies, specifically biotech companies. Today these offer tremendous growth potential based on drug development and advances in human genome mapping.

  Second, we want steadily growing companies. These have a greater degree of earnings dependability. Generally, financial services companies such as Marschollek Lautenschlaeger und Partner, a German financial services company that has been among the fund's strongest contributors, are in this category. Third, we seek growth stocks at value prices. Usually these are companies with solid fundamentals and tremendous growth prospects that are largely undiscovered. A great example of this is Irish Life & Permanent, a very inexpensive and fast-growing insurance company. We view purchases in the Irish financials in general as an indirect and relatively safe way to benefit from U.S.-based corporate spending. And as the only English-speaking country in the EMU, Ireland has become the logical place for participants to set up shop.

  Finally, we look for companies that need only a catalyst to grow. Energy companies are a good example of that. As we mentioned previously, the North American supply of gas is tight, and reserves are at an all-time low. Drilling has only recently begun to pick up. Prices, therefore, are on the rise.

  This is not a "damn the torpedoes, full speed ahead" kind of fund. We will modulate our speed until we feel reasonably well protected from undue downside risk. That said, we will try to limit our exposure to these sectors to no more than twice that of the index, as a measure of risk control.

Q     WHAT IS YOUR NEAR-TERM OUTLOOK FOR THE GLOBAL MARKETS?

A     At the end of the reporting period, about half of the fund's assets were in U.S. securities, with the majority of the balance in European holdings. We don't expect to alter the fund's geographic distribution greatly.

  On a relative basis, the U.S. market appears to offer greater opportunities than either Europe or Japan, despite expectations for continued volatility and U.S. dollar weakness, both of which are worrisome. Interest rates probably have peaked for the near term, however, which should promote robust company earnings.

  European markets continue to be plagued by rising interest rates and a weak, albeit slightly stabilizing, euro. Additionally, the continued acquisition of U.S. stocks by European companies has exacerbated the euro's weakness. Attempts at intervention by the European Central Bank have been feeble. We believe that if economic conditions worsen, a full-scale intervention backed by the United States may become necessary.

  The Japanese market continues to face fundamental challenges that have grown increasingly apparent over the past six months. Soft macroeconomic conditions and low levels of consumer confidence were -- and continue to be -- problematic. Ongoing concerns about the sustainability of the country's economic recovery remain a central reason behind this fragile sentiment. That fact notwithstanding, we believe that Japanese markets are beginning to bottom out. We are now somewhat optimistic that people will return to the Japanese stock market in time.

  We see two main risks over the next 12 months. The first is a concerted downturn in the U.S. capital markets, marking the end of a 10-year bull-market run. A downward spiral in U.S. equities, joined by a falling dollar, would clearly not bode well for international markets, either. The second potential risk is a pickup in inflation, which could result in continued higher interest rates and a hard landing for the global economy. While neither of these outcomes is likely in our opinion, we do expect persistent volatility to rock the markets as these concerns and others continue to occupy investor sentiment in the short term. However, we believe that investors who remain diversified among global markets for the long term will ultimately be rewarded by the important changes that continue to transform economies around the world.

PERFORMANCE UPDATE

 AVERAGE ANNUAL TOTAL RETURNS*

 FOR PERIODS ENDED OCTOBER 31, 2000 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                             1-YEAR   5-YEAR    LIFE OF CLASS
----------------------------------------------------------------------------------------------------
    KEMPER GLOBAL DISCOVERY FUND CLASS A     25.01%   19.18%        15.26%       (since 9/10/91)
 ....................................................................................................
    KEMPER GLOBAL DISCOVERY FUND CLASS B     28.51      n/a         16.86        (since 4/16/98)
 ....................................................................................................
    KEMPER GLOBAL DISCOVERY FUND CLASS C     31.73      n/a         17.88        (since 4/16/98)
 ....................................................................................................

KEMPER GLOBAL DISCOVERY FUND CLASS A
Growth of an assumed $10,000 investment in Class A shares from 09/30/91 to 10/31/00
[LINE GRAPH]

                                                 KEMPER GLOBAL DISCOVERY     SALOMON BROTHERS WORLD        U.S. CONSUMER PRICE
                                                      FUND CLASS A1               EQUITY INDEX+                  INDEX++
                                                 -----------------------     ----------------------        -------------------
9/30/91                                                   10000                       10000                       10000
                                                           9599                       10295                       10051
                                                           9592                       10257                       10343
12/31/93                                                  13254                       12590                       10627
                                                          12236                       12988                       10911
                                                          14419                       15162                       11188
12/31/96                                                  17515                       17062                       11560
                                                          19253                       18484                       11757
                                                          22368                       19592                       11946
                                                          36715                       23971                       12267
10/31/00                                                  36040                       23947                       12670

KEMPER GLOBAL DISCOVERY FUND CLASS B
Growth of an assumed $10,000 investment in Class B shares from 04/30/98 to 10/31/00
[LINE GRAPH]

                                                 KEMPER GLOBAL DISCOVERY     SALOMON BROTHERS WORLD        U.S. CONSUMER PRICE
                                                      FUND CLASS B1               EQUITY INDEX+                  INDEX++
                                                 -----------------------     ----------------------        -------------------
4/30/98                                                   10000                       10000                       10000
                                                           9766                        9689                       10031
12/31/98                                                   9737                        8306                       10086
                                                          10688                       10063                       10228
12/31/99                                                  15840                       11387                       10357
                                                          16273                       11913                       10609
10/31/00                                                  15733                       11378                       10698

KEMPER GLOBAL DISCOVERY FUND CLASS C
Growth of an assumed $10,000 investment in Class C shares from 04/30/98 to 10/31/00
[LINE GRAPH]

                                                 KEMPER GLOBAL DISCOVERY     SALOMON BROTHERS WORLD        U.S. CONSUMER PRICE
                                                      FUND CLASS C1               EQUITY INDEX+                  INDEX++
                                                 -----------------------     ----------------------        -------------------
4/30/98                                                   10000                       10000                       10000
                                                           9771                        9689                       10031
12/31/98                                                   9741                        8306                       10086
                                                          10692                       10063                       10228
12/31/99                                                  15860                       11387                       10357
                                                          16306                       11913                       10609
10/31/00                                                  16079                       11378                       10698

PAST PERFORMANCE IS NOT A GUARANTEE OF
FUTURE RESULTS. INVESTMENT RETURNS AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT
SHARES, WHEN REDEEMED, MAY BE WORTH MORE
OR LESS THAN ORIGINAL COST.

 *AVERAGE ANNUAL TOTAL RETURNS AND TOTAL
  RETURN MEASURE NET INVESTMENT INCOME
  AND CAPITAL GAIN OR LOSS FROM
  PORTFOLIO INVESTMENTS, ASSUMING
  REINVESTMENT OF ALL DIVIDENDS AND FOR
  CLASS A SHARES ADJUSTMENT FOR THE
  MAXIMUM SALES CHARGE OF 5.75 PERCENT,
  FOR CLASS B SHARES ADJUSTMENT FOR THE
  APPLICABLE CONTINGENT DEFERRED SALES
  CHARGE (CDSC) OF 3 PERCENT AND FOR
  CLASS C SHARES NO ADJUSTMENT FOR SALES
  CHARGE. THE MAXIMUM CDSC FOR CLASS B
  SHARES IS 4 PERCENT. FOR CLASS C
  SHARES, THERE IS A 1 PERCENT CDSC ON
  CERTAIN REDEMPTIONS WITHIN THE FIRST
  YEAR OF PURCHASE.

  (1)CLASS A SHARES PERFORMANCE PRIOR TO
     APRIL 16, 1998 IS DERIVED FROM THE
     SCUDDER "S" SHARE INCEPTION DATE
     AND HAS BEEN ADJUSTED TO REFLECT
     THE CURRENT MAXIMUM INITIAL SALES
     CHARGE OF 5.75%. CLASS S SHARES ARE
     SUBJECT TO CERTAIN OTHER, OR
     DIFFERENT LEVELS OF, EXPENSES THAN
     CLASS A. THE EXPENSES APPLICABLE TO
     CLASS S SHARES HAVE BEEN REFLECTED
     IN THE PERFORMANCE PRESENTED FOR
     CLASS A. THE DIFFERENCE IN EXPENSES
     WILL AFFECT PERFORMANCE. THE FUND'S
     SHARES WERE OFFERED WITHOUT A SALES
     CHARGE UNTIL APRIL 15, 1998. KEMPER
     CLASS A, B AND C SHARES WERE
     INITIALLY OFFERED ON APRIL 16,
     1998. CLASS B SHARES ARE ADJUSTED
     FOR THE CDSC IN EFFECT AT THE END
     OF THE PERIOD. RETURNS DURING PART
     OF THE PERIODS SHOWN INCLUDE THE
     EFFECT OF A TEMPORARY WAIVER OF
     MANAGEMENT FEES AND/OR ABSORPTION
     OF CERTAIN OPERATING EXPENSES BY
     THE INVESTMENT ADVISOR. WITHOUT
     SUCH WAIVER OR ABSORPTION, RETURNS
     WOULD HAVE BEEN LOWER AND RATINGS
     OR RANKINGS MIGHT HAVE BEEN LESS
     FAVORABLE. WHEN COMPARING KEMPER
     GLOBAL DISCOVERY FUND TO THE
     SALOMON BROTHERS WORLD EQUITY
     INDEX, YOU SHOULD NOTE THAT THE
     FUND'S PERFORMANCE REFLECTS THE
     MAXIMUM SALES CHARGE, WHILE NO SUCH
     CHARGES ARE REFLECTED IN THE
     PERFORMANCE OF THE INDEX. DURING
     THE PERIODS NOTED, SECURITIES
     PRICES FLUCTUATED. FOR ADDITIONAL
     INFORMATION, SEE THE PROSPECTUS AND
     STATEMENT OF ADDITIONAL INFORMATION
     AND THE FINANCIAL HIGHLIGHTS AT THE
     END OF THIS REPORT.

 +THE SALOMON BROTHERS WORLD EQUITY
  INDEX (EMI) IS COMPRISED OF EQUITY
  SECURITIES LISTED ON STOCK EXCHANGES
  IN 22 COUNTRIES.

 ++THE U.S. CONSUMER PRICE INDEX IS A
   STATISTICAL MEASURE OF CHANGE, OVER
   TIME, IN THE PRICES OF GOODS AND
   SERVICES IN MAJOR EXPENDITURE GROUPS
   FOR ALL URBAN CONSUMERS. IT IS
   GENERALLY CONSIDERED TO BE A MEASURE
   OF INFLATION. SOURCE IS WIESENBERGER.

RISKS ASSOCIATED WITH FOREIGN
SECURITIES, INCLUDING FLUCTUATING
EXCHANGE RATES, GOVERNMENT REGULATIONS
AND DIFFERENCES IN LIQUIDITY, MAY AFFECT
YOUR INVESTMENT.

GEOGRAPHIC COMPOSITION

GEOGRAPHIC COMPOSITION OF KEMPER GLOBAL DISCOVERY FUND*
BASED ON TOTAL COMMON STOCKS AS OF OCTOBER 31, 2000.
[BAR GRAPH]

UNITED STATES                                                                     57%
-------------                                                                     ---
UNITED KINGDOM                                                                   10.00
IRELAND                                                                           7.00
JAPAN                                                                             6.00
OTHER                                                                             5.00
FRANCE                                                                            4.00
GERMANY                                                                           4.00
CANADA                                                                            3.00
HONG KONG                                                                         2.00
SWEDEN                                                                            2.00

* PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER GLOBAL DISCOVERY FUND
Portfolio of Investments as of October 31, 2000

                                                                                           PRINCIPAL
    SHORT-TERM INVESTMENTS--9.5%                                                            AMOUNT         VALUE
                                       Student Loan Marketing Association, 6.45%**,
                                         11/1/2000 (Cost $82,139,000)                     $82,139,000   $ 82,139,000
                                       ---------------------------------------------------------------------------------

    COMMON STOCKS--90.5%                                                                    SHARES

    AUSTRIA--0.1%
                                       Schoeller-Bleckmann Oilfield Equipment AG
                                         (MANUFACTURER OF PARTS FOR DRILLING TECHNOLOGY)      136,000      1,189,490
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    CANADA--2.9%
                                       Mosaic Group, Inc.*
                                         (PROVIDER OF SALES, MARKETING AND CORPORATE
                                         COMMUNICATIONS SERVICES)                             504,000      3,804,398
                                       QLT, Inc.*
                                         (DEVELOPER OF PHARMACEUTICAL PRODUCTS)               162,700      8,116,311
                                       Talisman Energy, Inc.*
                                         (EXPLORER AND PRODUCER OF OIL AND GAS)               430,100     13,536,787
                                       ---------------------------------------------------------------------------------
                                                                                                          25,457,496
------------------------------------------------------------------------------------------------------------------------

    DENMARK--0.2%
                                       Genmab A/S*
                                         (BIOTECHNOLOGY COMPANY THAT DEVELOPS HUMAN
                                         ANTIBODY-BASED PRODUCTS USED TO TREAT A VARIETY
                                         OF LIFE THREATENING DISEASES)                         70,800      1,865,655
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FINLAND--1.1%
                                       JOT Automation Group Oyj
                                         (MANUFACTURER OF HIGH TECHNOLOGY PRODUCTION
                                         AUTOMATION SYSTEMS AND EQUIPMENT)                  2,666,800      9,284,506
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FRANCE--3.8%
                                       Altran Technologies S.A.
                                         (PROVIDER OF ENGINEERING AND CONSULTING
                                         SERVICES)                                             96,724     19,785,888
                                       Dassault Systemes S.A.
                                         (MANUFACTURER OF SOFTWARE PRODUCTS)                   80,451      6,138,101
                                       Trader.com N.V. "A"*
                                         (PUBLISHER OF ADVERTISING NEWSPAPERS)                 98,900        791,200
                                       Transiciel S.A.
                                         (DESIGNER, DEVELOPER AND INSTALLER OF COMPUTER
                                         SOFTWARE)                                            129,768      6,363,618
                                       ---------------------------------------------------------------------------------
                                                                                                          33,078,807
------------------------------------------------------------------------------------------------------------------------

    GERMANY--3.7%
                                       Epcos AG*
                                         (PRODUCER OF ELECTRONIC COMPONENTS AND
                                         INTEGRATED CIRCUITS)                                  73,297      5,570,494
                                       Hawesko Holding AG
                                         (MARKETER OF WINES AND LIQUEURS AND RELATED
                                         PRODUCTS)                                             19,056        263,757
                                       Marschollek, Lautenschlaeger und Partner AG
                                         (pfd.)
                                         (INDEPENDENT LIFE INSURANCE COMPANY)                 159,100     21,480,867
                                       Pfeiffer Vacuum Technology AG (ADR)
                                         (MANUFACTURER OF VARIOUS PUMPS AND VACUUM
                                         SYSTEMS)                                              64,300      2,515,738
                                       Telesens AG*
                                         (PRODUCER OF BILLING SYSTEMS)                         40,410      2,127,478
                                       ---------------------------------------------------------------------------------
                                                                                                          31,958,334

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE

    HONG KONG--2.0%
                                       Legend Holdings Ltd.
                                         (MANUFACTURER OF COMPUTERS AND RELATED
                                         PRODUCTS)                                          8,138,400   $  6,887,575
                                       Li & Fung Ltd.
                                         (OPERATOR OF AN EXPORT TRADING BUSINESS)           5,454,000     10,140,666
                                       ---------------------------------------------------------------------------------
                                                                                                          17,028,241
------------------------------------------------------------------------------------------------------------------------

    INDONESIA--0.0%
                                       PT Steady Safe Transportation Service Tbk*
                                         (OPERATOR OF TAXIS AND BUSES IN JAKARTA)                 444             14
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    IRELAND--6.8%
                                       Anglo Irish Bank Corp. plc
                                         (PROVIDER OF FINANCIAL SERVICES FOR THE
                                         BUSINESS AND PRIVATE SECTORS)                      6,460,732     14,977,139
                                       Elan Corp. "A" (Warrants) expire 12/31/2001
                                         (DEVELOPER OF CONTROLLED-ABSORPTION DRUG
                                         DELIVERY SYSTEMS)                                    194,200     13,011,400
                                       Irish Continental Group plc
                                         (TRANSPORTER OF PASSENGERS, FREIGHT AND
                                         CONTAINERS BETWEEN IRELAND, THE U.K. AND THE
                                         CONTINENT)                                           211,555      1,167,673
                                       Irish Life & Permanent plc
                                         (RETAIL FINANCIAL SERVICES GROUP)                  2,263,887     22,703,308
                                       Jurys Doyle Hotel Group plc
                                         (HOTEL OPERATOR)                                     616,435      4,684,841
                                       Ryan Hotels plc
                                         (OWNER AND OPERATOR OF HOTEL CHAIN)                1,967,686      1,904,781
                                       ---------------------------------------------------------------------------------
                                                                                                          58,449,142
------------------------------------------------------------------------------------------------------------------------

    ISRAEL--0.1%
                                       Ceragon Networks Ltd.*
                                         (DEVELOPER AND MANUFACTURER OF WIRELESS
                                         NETWORKING SYSTEMS)                                   43,700        546,250
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    ITALY--1.2%
                                       Bulgari SpA
                                         (MANUFACTURER AND RETAILER OF FINE JEWELRY,
                                         LUXURY WATCHES AND PERFUMES)                         865,400     10,192,433
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    JAPAN--5.4%
                                       Benesse Corp.
                                         (PROVIDER OF EDUCATIONAL SERVICES)                   128,000      7,041,995
                                       Chugai Pharmaceutical Co., Ltd.
                                         (PHARMACEUTICAL COMPANY)                             537,000      9,119,054
                                       KYORIN Pharmaceutical Co., Ltd.
                                         (RETAILER OF PRESCRIPTION MEDICINES)                 217,000      7,143,132
                                       Shinko Securities Co., Ltd.
                                         (PROVIDER OF FINANCIAL SERVICES)                   5,078,000     15,458,427
                                       Uni-Charm Co.
                                         (MANUFACTURER OF SANITARY NAPKINS, DIAPERS AND
                                         BODY CARE GOODS)                                     174,000      7,450,761
                                       ---------------------------------------------------------------------------------
                                                                                                          46,213,369
------------------------------------------------------------------------------------------------------------------------

    LUXEMBOURG--0.7%
                                       Millicom International Cellular S.A.*
                                         (DEVELOPER AND OPERATOR OF CELLULAR TELEPHONE
                                         NETWORKS)                                            194,600      5,983,950
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    NORWAY--0.2%
                                       Stepstone ASA*
                                         (PROVIDER OF JOB LISTINGS ON THE INTERNET)           921,500      2,017,412
                                       ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE

    POLAND--0.1%
                                       Pioneer Poland Fund
                                         (CLOSED-END INVESTMENT COMPANY)(B)                         3   $  1,156,992
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    PORTUGAL--0.3%
                                       PT Multimedia Servicos*
                                         (PROVIDER OF CABLE TELEVISION, INTERNET AND
                                         E-COMMERCE SERVICES)                                  75,400      2,138,466
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SPAIN--0.1%
                                       Sogecable S.A.*
                                         (PROVIDER OF CABLE TELEVISION)                        41,793      1,022,070
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SWEDEN--1.5%
                                       AU-System AB*
                                         (DELIVERS CONSULTING SERVICES AND SOLUTIONS FOR
                                         THE DEVELOPMENT OF ADVANCED INTERNET AND
                                         WIRELESS TECHNOLOGIES)                               178,000      1,148,559
                                       Enlight Interactive AB "B"*
                                         (DEVELOPER OF EDUCATIONAL SOFTWARE)                  171,500        823,529
                                       Eniro AB*
                                         (PUBLISHER OF CATALOGUES AND TELEPHONE
                                         DIRECTORIES)                                         262,900      2,472,249
                                       Metro International S.A. "A"*
                                         (PUBLISHER OF LOCAL EDITIONS OF METRO
                                         NEWSPAPER)                                            26,280        265,534
                                       Metro International S.A. "B"*
                                         (PUBLISHER OF LOCAL EDITIONS OF METRO
                                         NEWSPAPER)                                            61,320        742,269
                                       Telelogic AB*
                                         (DEVELOPER OF SOFTWARE FOR THE
                                         TELECOMMUNICATIONS INDUSTRY)                       1,162,700      7,676,891
                                       ---------------------------------------------------------------------------------
                                                                                                          13,129,031
------------------------------------------------------------------------------------------------------------------------

    TAIWAN--0.2%
                                       GigaMedia Ltd.*
                                         (PROVIDER OF BROADBAND INTERNET ACCESS SERVICES
                                         AND CONTENT)                                         289,472      1,411,176
                                       ---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--8.7%
                                       Guardian IT plc
                                         (PROVIDER OF BUSINESS CONTINUITY AND DISASTER
                                         RECOVERY SERVICES)                                   105,020      1,407,901
                                       Matalan plc
                                         (CLOTHING RETAILER)                                1,521,930     14,337,271
                                       Misys plc
                                         (PROVIDER OF COMPUTER, SUPPORT AND DATA
                                         SERVICES)                                            887,667      9,237,043
                                       NDS Group plc (ADR)*
                                         (PROVIDER OF OPEN SOLUTIONS THAT ENABLE DATA TO
                                         BE TRANSFERRED DIGITALLY)                             68,500      5,137,500
                                       NSB Retail Systems plc
                                         (PROVIDER OF DECISION SUPPORT SOFTWARE)              475,000      1,101,468
                                       PizzaExpress plc
                                         (OPERATOR OF PIZZA RESTAURANTS)                      385,092      3,686,343
                                       RM plc
                                         (INFORMATION TECHNOLOGY SOLUTIONS TO
                                         EDUCATIONAL MARKETS)                                 677,500      7,226,792
                                       Regus plc*
                                         (PROVIDER OF A MIX OF WORKSTATIONS, CONFERENCE
                                         ROOMS AND SUPPORT SERVICES, INCLUDING INTERNET
                                         CONNECTIONS)                                         411,681      1,868,706

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
                                       Serco Group plc
                                         (FACILITIES MANAGEMENT COMPANY)                    2,658,452   $ 24,465,890
                                       Shire Pharmaceuticals Group plc*
                                         (PHARMACEUTICAL COMPANY)                             213,217      4,326,217
                                       Taylor Nelson Sofres plc
                                         (MARKET RESEARCH COMPANY)                            676,213      2,646,097
                                       ---------------------------------------------------------------------------------
                                                                                                          75,441,228
------------------------------------------------------------------------------------------------------------------------

    UNITED STATES--51.4%
                                       Alexion Pharmaceuticals, Inc.*
                                         (DEVELOPER OF IMMUNOREGULATORY COMPOUNDS)            175,400     18,131,975
                                       Alkermes, Inc.*
                                         (NEUROPHARMACEUTICAL COMPANY DEVELOPING
                                         PRODUCTS TO AID TREATMENT OF CENTRAL NERVOUS
                                         SYSTEM)                                              325,200     12,052,725
                                       Alpharma Inc. "A"
                                         (MANUFACTURER AND MARKETER OF HUMAN
                                         PHARMACEUTICAL AND ANIMAL HEALTH PRODUCTS)           298,100     11,570,006
                                       Anadarko Petroleum Corp.
                                         (EXPLORER AND PRODUCER OF CRUDE OIL AND NATURAL
                                         GAS)                                                 219,100     14,033,355
                                       ANADIGICS, Inc.*
                                         (SUPPLIER OF RADIO AND MICROWAVE FREQUENCY
                                         INTEGRATED CIRCUITS FOR USE IN TELEVISION AND
                                         TELECOMMUNICATION APPLICATIONS)                      214,400      4,797,200
                                       Answerthink, Inc.*
                                         (PROVIDER OF CONSULTING AND TECHNOLOGY ENABLED
                                         SOLUTIONS FOCUSED ON THE INTERNET AND WEB-
                                         ENABLED COMMERCE)                                    267,200      4,375,400
                                       Barrett Resources Corp.*
                                         (EXPLORER AND PRODUCER OF OIL AND GAS)               262,000      9,530,250
                                       Biomet, Inc.
                                         (MANUFACTURER OF SURGICAL IMPLANT DEVICES)           764,050     27,649,059
                                       CTS Corp.
                                         (MANUFACTURER OF ELECTRONIC AND
                                         ELECTROMECHANICAL COMPONENTS)                         56,000      2,404,500
                                       Celgene Corp.*
                                         (PHARMACEUTICAL COMPANY)                             165,600     10,660,500
                                       Concord EFS, Inc.*
                                         (PROVIDER OF ELECTRONIC TRANSACTION
                                         AUTHORIZATION, PROCESSING, SETTLEMENT AND
                                         TRANSFER SERVICES)                                   506,450     20,922,713
                                       Diamond Offshore Drilling, Inc.
                                         (OFFSHORE OIL AND GAS WELL DRILLING)                 391,100     13,517,394
                                       EOG Resources, Inc.
                                         (OIL AND GAS COMPANY)                                305,700     12,036,938
                                       Fiserv, Inc.*
                                         (PROVIDER OF DATA PROCESSING SERVICES)               409,543     21,475,411
                                       H & R Block, Inc.
                                         (TAX CONSULTING AND PREPARATION)                     192,900      6,884,119
                                       Hain Celestial Group, Inc.*
                                         (DISTRIBUTES AND SELLS NATURAL, ORGANIC AND
                                         SPECIALTY FOOD PRODUCTS)                             138,600      5,500,688
                                       ITXC Corp.*
                                         (PROVIDER OF INTERNET-BASED VOICE AND FAX
                                         SERVICES)                                            141,700      1,496,706
                                       Internet Security Systems, Inc.*
                                         (PROVIDER OF SECURITY MANAGEMENT SOLUTIONS FOR
                                         THE INTERNET)                                        165,100     14,570,075
                                       Invitrogen Corp.*
                                         (DEVELOPER & PROVIDER OF TECHNOLOGIES FOR
                                         MOLECULAR BIOLOGY RESEARCH)                           52,600      4,000,888
                                       Legg Mason, Inc.
                                         (PROVIDER OF VARIOUS FINANCIAL SERVICES)             414,400     21,522,900

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                                                                                            SHARES         VALUE
                                       MIH Ltd.*
                                         (PROVIDER OF PAY-TV SERVICES)                        134,100   $  3,402,788
                                       Manugistics Group, Inc.*
                                         (PROVIDER OF SOLUTIONS FOR ENTERPRISES AND
                                         EVOLVING E-BUSINESS TRADING NETWORKS)                 59,700      6,802,069
                                       NPS Pharmaceuticals, Inc.*
                                         (DEVELOPER OF SMALL MOLECULE DRUGS)                  135,100      5,792,413
                                       Nabors Industries, Inc.*
                                         (CONTRACTOR OF LAND DRILLING)                        544,800     27,730,320
                                       OpenTV Corp. "A"*
                                         (DEVELOPER OF INTERACTIVE TELEVISION SOFTWARE)        23,300        626,188
                                       Polycom, Inc.*
                                         (MANUFACTURER OF AUDIO AND DATA CONFERENCING
                                         PRODUCTS)                                            222,200     14,443,000
                                       PurchasePro.com, Inc.*
                                         (PROVIDER OF INTERNET BUSINESS-TO-BUSINESS
                                         ELECTRONIC COMMERCE SERVICES)                        338,800      9,147,600
                                       Rational Software Corp.*
                                         (SOFTWARE PRODUCTS AND SERVICES FOR DEVELOPMENT
                                         OF SOFTWARE APPLICATIONS)                            277,600     16,569,250
                                       S & P Mid-Cap 400 Depositary Receipts
                                         (SECURITY THAT REPRESENTS OWNERSHIP IN THE
                                         MID-CAP SPDR TRUST)                                  280,800     26,711,100
                                       St. Jude Medical, Inc.
                                         (MANUFACTURER OF HEART VALVES)                       403,100     22,170,500
                                       Symbol Technologies, Inc.
                                         (MANUFACTURER OF BAR CODE LASER SCANNERS)            875,650     39,787,347
                                       Tiffany & Co.
                                         (RETAILER OF JEWELRY AND GIFT ITEMS)                 363,000     15,495,563
                                       Veritas DGC, Inc.*
                                         (PROVIDER OF LAND, TRANSITION ZONE AND
                                         MARINE-BASED SEISMIC DATA ACQUISITION)               103,000      3,090,000
                                       Watchguard Technologies, Inc.*
                                         (PROVIDER OF INTERNET SECURITY PRODUCTS)              83,800      4,190,000
                                       Waters Corp.*
                                         (PROVIDER OF HIGH-PERFORMANCE LIQUID
                                         CHROMATOGRAPHY PRODUCTS AND SERVICES)                160,000     11,610,000
                                       ---------------------------------------------------------------------------------
                                                                                                         444,700,940
                                       ---------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $580,616,436)                                               782,265,002
                                       ---------------------------------------------------------------------------------
                                       TOTAL INVESTMENT PORTFOLIO--100.0%
                                       (Cost $662,755,436)(a)                                           $864,404,002
                                       ---------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $662,861,693. At October 31, 2000, net unrealized appreciation for all securities based on tax cost was $201,542,309. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $266,331,813 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $64,789,504.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $1,156,992 (0.13% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 2000 aggregated $1,477,500.

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of October 31, 2000

ASSETS
Investments in securities, at value (cost $662,755,436)         $864,404,002
----------------------------------------------------------------------------
Receivable for investments sold                                      970,927
----------------------------------------------------------------------------
Dividends receivable                                                 344,021
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    6,669,847
----------------------------------------------------------------------------
Foreign taxes recoverable                                            149,950
----------------------------------------------------------------------------
Due from Adviser                                                      28,697
----------------------------------------------------------------------------
TOTAL ASSETS                                                     872,567,444
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  5,627,457
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                   1,116,835
----------------------------------------------------------------------------
Accrued management fee                                               915,644
----------------------------------------------------------------------------
Accrued Directors' fees and expenses                                  61,784
----------------------------------------------------------------------------
Other accrued expenses and payables                                1,234,830
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  8,956,550
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $863,610,894
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                                  123,361
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                      201,648,566
----------------------------------------------------------------------------
Foreign currency related transactions                                (18,856)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              58,751,451
----------------------------------------------------------------------------
Paid-in capital                                                  603,106,372
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $863,610,894
----------------------------------------------------------------------------
 NET ASSET VALUE
SCUDDER SHARES
  Net Asset Value offering and redemption price per share
  ($574,282,218/16,405,175 shares of capital stock
  outstanding, $.01 par value, 30,000,000 shares authorized)          $35.01
----------------------------------------------------------------------------
CLASS A
  Net Asset Value and redemption price per share
  ($152,620,484/4,398,724 shares of capital stock
  outstanding, $.01 par value, 40,000,000 shares authorized)          $34.70
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $34.70)              $36.82
----------------------------------------------------------------------------
CLASS B
  Net Asset Value offering and redemption price (subject to
  contingent deferred sales charge) per share
  ($108,217,760/3,189,875 shares of capital stock
  outstanding, $.01 par value, 20,000,000 shares authorized)          $33.93
----------------------------------------------------------------------------
CLASS C
  Net Asset Value offering and redemption price (subject to
  contingent deferred sales charge) per share
  ($28,490,432/837,995 shares of capital stock outstanding,
  $.01 par value, 10,000,000 shares authorized)                       $34.00
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the year ended October 31, 2000

INVESTMENT INCOME
Income:
Dividends (net of foreign taxes withheld of $219,843)           $  4,451,610
----------------------------------------------------------------------------
Interest                                                           3,206,565
----------------------------------------------------------------------------
Total income                                                       7,658,175
----------------------------------------------------------------------------
Expenses:
Management fee                                                     9,046,223
----------------------------------------------------------------------------
Services to shareholders                                           2,631,510
----------------------------------------------------------------------------
Custodian and accounting fees                                      1,143,156
----------------------------------------------------------------------------
Distribution services fees                                           811,474
----------------------------------------------------------------------------
Administrative services fees                                         571,413
----------------------------------------------------------------------------
Auditing                                                              99,493
----------------------------------------------------------------------------
Legal                                                                  9,948
----------------------------------------------------------------------------
Directors' fees and expenses                                          91,795
----------------------------------------------------------------------------
Reports to shareholders                                              210,080
----------------------------------------------------------------------------
Registration fees                                                     99,744
----------------------------------------------------------------------------
Other                                                                 33,228
----------------------------------------------------------------------------
Total expenses, before expense reductions                         14,748,064
----------------------------------------------------------------------------
Expense reductions                                                  (268,248)
----------------------------------------------------------------------------
Total expenses, after expense reductions                          14,479,816
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (6,821,641)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                      121,357,903
----------------------------------------------------------------------------
Foreign currency related transactions                               (310,086)
----------------------------------------------------------------------------
                                                                 121,047,817
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       37,246,632
----------------------------------------------------------------------------
Foreign currency related transactions                                 (9,199)
----------------------------------------------------------------------------
                                                                  37,237,433
----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       158,285,250
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $151,463,609
----------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED OCTOBER 31,
                                                                -----------------------------------
                                                                     2000                  1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $   (6,821,641)        $ (2,930,722)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                121,047,817           66,821,323
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      37,237,433           73,964,169
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         151,463,609          137,854,770
---------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net realized gains -- Scudder Shares                               (35,853,709)                  --
---------------------------------------------------------------------------------------------------
Net realized gains -- Class A                                       (5,097,672)                  --
---------------------------------------------------------------------------------------------------
Net realized gains -- Class B                                       (2,968,119)                  --
---------------------------------------------------------------------------------------------------
Net realized gains -- Class C                                         (855,376)                  --
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        1,059,449,857          467,347,036
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       42,543,080                   --
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (838,571,697)        (440,429,826)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                       263,421,240           26,917,210
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                  370,109,973          164,771,980
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                                  493,500,921          328,728,941
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $123,361 and accumulated distributions
in excess of net investment income of $2,180,693,
respectively)                                                   $  863,610,894         $493,500,921
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                CLASS A
                                                                        YEARS ENDED OCTOBER 31
                                                              -------------------------------------------
                                                               2000              1999             1998(B)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $28.05            $19.78            $ 23.98
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                (.39)             (.24)              (.09)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    9.42              8.51              (4.11)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                9.03              8.27              (4.20)
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investment transactions                   (2.38)               --                 --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $34.70            $28.05            $ 19.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                                       32.63             41.61             (17.51)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                           153                55                 11
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)       2.09(e)           2.26               2.20*
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)        1.99(e)           2.01               1.95*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.06)             (.98)             (1.00)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       86                64                 41
---------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sales of Class A shares) to October 31, 1998.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.08% and 1.99%, respectively (see Notes to Financial Statements).

  * Annualized

 ** Not annualized

FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                CLASS B
                                                                        YEARS ENDED OCTOBER 31
                                                              -------------------------------------------
                                                               2000              1999             1998(B)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $27.69            $19.70            $ 23.98
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                (.68)             (.43)              (.18)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    9.30              8.42              (4.10)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                8.62              7.99              (4.28)
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investment transactions                   (2.38)               --                 --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $33.93            $27.69            $ 19.70
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                                       31.51             40.43             (17.85)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                           108                27                  6
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)       2.96(e)           3.44               3.13*
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)        2.83(e)           2.83               2.83*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.90)            (1.81)             (1.87)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       86                64                 41
---------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the period April 16, 1998 (commencement of sales of Class B shares) to October 31, 1998.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.95% and 2.83%, respectively (see Notes to Financial Statements).

  * Annualized

 ** Not annualized

FINANCIAL HIGHLIGHTS

  The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                CLASS C
                                                                        YEARS ENDED OCTOBER 31
                                                              -------------------------------------------
                                                               2000              1999             1998(B)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $27.71            $19.70            $ 23.98
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                (.68)             (.43)              (.17)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    9.35              8.44              (4.11)
---------------------------------------------------------------------------------------------------------
Total from investment operations                                8.67              8.01              (4.28)
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gain on investment transactions                   (2.38)               --                 --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $34.00            $27.71            $ 19.70
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (C) (D)                                       31.73             40.41             (17.85)**
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                            29                 8                  2
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)       2.91(e)           3.00               3.23*
---------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)        2.80(e)           2.80               2.80*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (1.89)            (1.79)             (1.88)*
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       86                64                 41
---------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) For the Period April 16, 1998 (commencement of sales of Class C shares) to October 31, 1998.

(c) Total return would have been lower had certain expenses not been reduced.

(d) Total return does not reflect the effect of any sales charges.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 2.90% and 2.80%, respectively (see Notes to Financial Statements).

  * Annualized

 ** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


1    SIGNIFICANT
     ACCOUNTING POLICIES     Global Discovery Fund (the "Fund") is a diversified
                             series of Global/International Fund, Inc. (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Scudder Shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends

NOTES TO FINANCIAL STATEMENTS

                             from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    PURCHASES AND SALES
     OF SECURITIES           During the year ended October 31, 2000, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $821,081,624 and
                             $638,735,408, respectively.

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Agreement") with Scudder
                             Kemper Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Fund pays the Adviser a fee equal to an annual rate of 1.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. As manager of the assets of the Fund, the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended October 31, 2000, the fee pursuant to the Agreement amounted to $9,046,223. Until February 29, 2000, the Adviser and certain subsidiaries had agreed to maintain expenses of the Fund as follows: Class A shares
                             2.01% of average daily net assets, Class B shares
                             2.83% of average daily net assets, and Class C shares 2.80% of average daily net assets. Effective
                             March 1, 2000, the Adviser and certain subsidiaries have agreed to maintain expenses of the Fund, until February 28, 2001, as follows: Class A shares 1.98%
                             of average daily net assets, Class B shares 2.83% of average daily net assets, and Class C shares
                             2.80% of average daily net assets.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2000, the Distribution Fee was as follows:

                                                                                    TOTAL             UNPAID AT
                                       DISTRIBUTION FEE                           AGGREGATED       OCTOBER 31, 2000
                                       ----------------------------------------------------------------------------
                                       Class B                                     $633,645            $252,241
                                       Class C                                      177,829              20,236
                                                                                   $811,474            $272,477

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2000 aggregated $402,759, of which $373,638 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For

NOTES TO FINANCIAL STATEMENTS

                             the year ended October 31, 2000, the CDSC for Classes B and C aggregated $175,773 and $8,469, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service.

                             For the year ended October 31, 2000, the Administrative Service Fee was as follows:

                                                                                       TOTAL          UNPAID AT
                                       ADMINISTRATIVE SERVICE FEE                    AGGREGATED    OCTOBER 31, 2000
                                       ----------------------------------------------------------------------------
                                       Class A                                        $301,999         $ 26,674
                                       Class B                                         211,315           99,702
                                       Class C                                          58,099           30,825
                                                                                      $571,413         $157,201

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C shares. For the year ended October 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $493,403, $396,622 and $115,603, respectively, of which $113,209, $102,639 and $23,703, respectively, is not imposed and $36,915, $14,360 and $32,907,
                             respectively, is unpaid at October 31, 2000.
                             Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended October 31, 2000, the amount charged to the Scudder Shares by SSC for shareholder services aggregated $697,580, of which $113,445 is unpaid at October 31, 2000.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended October 31, 2000, the amount charged to the Scudder Shares by STC aggregated $288,092, of which $25,314 is unpaid at October 31, 2000.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 2000, the amount charged to the Fund by SFAC aggregated $765,719, of which $133,763 is unpaid at October 31, 2000.

                             DIRECTORS' FEES. The Fund pays each of its Directors not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, the Directors fees and expenses aggregated $34,401. In addition, a one-time fee of $57,394 was accrued for payment to those Directors not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note 6. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated board, the Adviser has agreed to bear $28,697 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize capital share and
                             dollar activity in the Fund:

                                                                       YEAR ENDED                    YEAR ENDED
                                                                    OCTOBER 31, 2000              OCTOBER 31, 1999
                                                              ----------------------------   ---------------------------
                                                              SHARES           DOLLARS         SHARES         DOLLARS
                                       Shares sold
                                       ---------------------------------------------------------------------------------
                                       Scudder Shares           7,852,273   $  293,016,942     5,590,925   $ 133,793,434
                                       Class A                 17,122,035      628,071,187    12,149,520     303,252,844
                                       Class B                  2,648,775       96,608,721       892,185      22,521,387
                                       Class C                  1,166,370       41,753,007       314,217       7,779,371
                                                               28,789,453   $1,059,449,857    18,946,847   $ 467,347,036
                                       Shares issued to shareholders in reinvestment of distributions
                                       ---------------------------------------------------------------------------------
                                       Scudder Shares           1,005,922   $   34,070,602            --              --
                                       Class A                    144,729        4,877,084            --              --
                                       Class B                     84,443        2,802,662            --              --
                                       Class C                     23,863          792,732            --              --
                                                                1,258,957   $   42,543,080            --              --
                                       Shares redeemed
                                       ---------------------------------------------------------------------------------
                                       Scudder Shares          (6,786,276)  $ (250,450,250)   (6,880,203)  $(163,612,997)
                                       Class A                (14,821,388)    (547,112,786)  (10,768,400)   (268,241,904)
                                       Class B                   (536,216)     (19,127,223)     (189,471)     (4,631,255)
                                       Class C                   (622,446)     (21,881,438)     (155,289)     (3,943,670)
                                                              (22,766,326)  $ (838,571,697)  (17,993,363)  $(440,429,826)
                                       Net increase (decrease)
                                       ---------------------------------------------------------------------------------
                                       Scudder Shares           2,071,919   $   76,637,294    (1,289,278)  $ (29,819,563)
                                       Class A                  2,445,376       85,835,485     1,381,120      35,010,940
                                       Class B                  2,197,002       80,284,160       702,714      17,890,132
                                       Class C                    567,787       20,664,301       158,928       3,835,701
                                                                7,282,084   $  263,421,240       953,484   $  26,917,210

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata, based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    REORGANIZATION          In early 2000, Scudder Kemper initiated a
                             restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds
                             Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/ Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF DIRECTORS OF GLOBAL/INTERNATIONAL FUND, INC.

AND TO THE CLASS A, CLASS B AND CLASS C SHAREHOLDERS

OF GLOBAL DISCOVERY FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of Global Discovery Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the Class A, Class B and Class C shares for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights for the Class A, Class B and Class C shares (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts

                                          December 21, 2000

TAX INFORMATION

 TAX INFORMATION (UNAUDITED)

The Fund paid distributions of $1.69 per share from net long-term capital gains during its year ended October 31, 2000, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $118,000,000 as capital gain dividends for its year ended October 31, 2000, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $219,843 and earned $219,843 of foreign source income during the year ended October 31, 2000. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended October 31, 2000.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

A Special Meeting of Shareholders (the "Meeting") of Kemper Global Discovery Fund (the "fund"), a series of Global/International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1) To elect Directors of the Global/International Fund, Inc.

                                  Number of Votes:
             Director             For        Withheld
      Henry P. Becton, Jr.     11,807,579    306,472
      Linda C. Coughlin        11,794,646    319,406
      Dawn-Marie Driscoll      11,808,614    305,438
      Edgar R. Fiedler         11,796,328    317,723
      Keith R. Fox             11,816,858    297,194
      Joan E. Spero            11,799,609    314,442
      Jean Gleason Stromberg   11,800,712    313,340
      Jean C. Tempel           11,801,332    312,720
      Steven Zaleznick         11,791,003    323,049

2) To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.

                   Number of Votes:
                                        Broker
         For      Against   Abstain   Non-Votes*
      11,788,783  125,069   200,200        0

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

NOTES

DIRECTORS                         OFFICERS

HARRY P. BECTON, JR.              THOMAS V. BRUNS                   M. ISABEL SALTZMAN
Director                          Vice President                    Vice President
LINDA C. COUGHLIN                 SUSAN E. DAHL                     HOWARD SCHNEIDER
President and Director            Vice President                    Vice President
DAWN-MARIE DRISCOLL               WILLIAM F. GLAVIN                 JOHN R. HEBBLE
Director                          Vice President                    Treasurer
EDGAR R. FIELDER                  WILLIAM E. HOLZER                 BRENDA LYONS
Director                          Vice President                    Assistant Treasurer
KEITH R. FOX                      JAMES E. MASUR                    CAROLINE PEARSON
Director                          Vice President                    Assistant Secretary
JOAN E. SPERO                     JOHN MILLETTE
Director                          Vice President and Secretary
JEAN GLEASON STROMBERG            GERALD J. MORAN
Director                          Vice President
JEAN C. TEMPEL                    KATHRYN L. QUIRK
Director                          Vice President
                                  and Assistant Secretary
STEVEN ZALEZNICK
Director

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza
                                      Chicago, IL 60606-5808
                                      www.kemper.com

DIRECTORS&OFFICERS

KEMPER FUNDS LOGO Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global Discovery Fund prospectus.
KGDF - 2 (12/22/00) 4927
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)